EXHIBIT 99

                                                                         Cmoproj
UBS                                                    11:22:01 am June 12, 2003
Fixed Income Research    MAST0306A 30 year 6.6   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
1A1     31,214,000.00   5.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.5000   06/30/03      30 year   5.89   359.97   150.0PSA     101:19

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
101:03             5.367   5.333   5.299   5.214   5.165   5.101   4.951   4.822
101:04             5.363   5.328   5.294   5.207   5.157   5.091   4.938   4.807
101:05             5.359   5.324   5.288   5.200   5.148   5.081   4.925   4.791
101:06             5.355   5.319   5.282   5.192   5.140   5.072   4.912   4.775
101:07             5.351   5.314   5.277   5.185   5.131   5.062   4.899   4.760
101:08             5.346   5.309   5.271   5.178   5.123   5.052   4.887   4.744
101:09             5.342   5.304   5.266   5.170   5.115   5.042   4.874   4.728
101:10             5.338   5.299   5.260   5.163   5.106   5.033   4.861   4.713

101:11             5.334   5.295   5.255   5.156   5.098   5.023   4.848   4.697
101:12             5.330   5.290   5.249   5.148   5.089   5.013   4.835   4.682
101:13             5.326   5.285   5.244   5.141   5.081   5.004   4.822   4.666
101:14             5.322   5.280   5.238   5.134   5.073   4.994   4.809   4.650
101:15             5.318   5.275   5.232   5.126   5.064   4.984   4.796   4.635
101:16             5.313   5.270   5.227   5.119   5.056   4.974   4.783   4.619
101:17             5.309   5.266   5.221   5.112   5.048   4.965   4.771   4.604
101:18             5.305   5.261   5.216   5.104   5.039   4.955   4.758   4.588

101:19             5.301   5.256   5.210   5.097   5.031   4.945   4.745   4.572
101:20             5.297   5.251   5.205   5.090   5.022   4.936   4.732   4.557
101:21             5.293   5.246   5.199   5.082   5.014   4.926   4.719   4.541
101:22             5.289   5.241   5.194   5.075   5.006   4.916   4.706   4.526
101:23             5.285   5.237   5.188   5.068   4.997   4.907   4.693   4.510
101:24             5.281   5.232   5.183   5.060   4.989   4.897   4.681   4.495
101:25             5.276   5.227   5.177   5.053   4.981   4.887   4.668   4.479
101:26             5.272   5.222   5.172   5.046   4.972   4.878   4.655   4.464

101:27             5.268   5.217   5.166   5.039   4.964   4.868   4.642   4.448
101:28             5.264   5.213   5.161   5.031   4.956   4.858   4.629   4.433
101:29             5.260   5.208   5.155   5.024   4.948   4.849   4.617   4.417
101:30             5.256   5.203   5.150   5.017   4.939   4.839   4.604   4.402
101:31             5.252   5.198   5.144   5.010   4.931   4.829   4.591   4.386
102:00             5.248   5.194   5.139   5.002   4.923   4.820   4.578   4.371
102:01             5.244   5.189   5.133   4.995   4.914   4.810   4.565   4.355
102:02             5.240   5.184   5.128   4.988   4.906   4.800   4.553   4.340
--------------------------------------------------------------------------------
Avg Life          11.213   9.033   7.499   5.219   4.419   3.686   2.655   2.147
Duration           7.448   6.357   5.536   4.190   3.668   3.159   2.383   1.968
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            6/33    6/33    6/33    6/33    6/33    6/33    7/28    9/08

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:01:05 pm June 12, 2003
Fixed Income Research    MAST0306B 30 year 5.4   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
2A1     28,458,647.81   5.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.5000   06/30/03      30 year   6.06   358.00   325.0PSA     101:09

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
100:25             5.408   5.380   5.352   5.281   5.240   5.185   5.054   4.939
100:26             5.403   5.375   5.346   5.274   5.231   5.175   5.040   4.922
100:27             5.399   5.370   5.341   5.266   5.222   5.164   5.026   4.905
100:28             5.395   5.365   5.335   5.259   5.213   5.154   5.013   4.888
100:29             5.391   5.360   5.329   5.251   5.205   5.144   4.999   4.871
100:30             5.387   5.355   5.323   5.243   5.196   5.134   4.985   4.854
100:31             5.382   5.350   5.318   5.236   5.187   5.124   4.972   4.838
101:00             5.378   5.345   5.312   5.228   5.179   5.114   4.958   4.821

101:01             5.374   5.341   5.306   5.221   5.170   5.103   4.944   4.804
101:02             5.370   5.336   5.301   5.213   5.161   5.093   4.930   4.787
101:03             5.366   5.331   5.295   5.206   5.152   5.083   4.917   4.770
101:04             5.361   5.326   5.289   5.198   5.144   5.073   4.903   4.754
101:05             5.357   5.321   5.284   5.190   5.135   5.063   4.889   4.737
101:06             5.353   5.316   5.278   5.183   5.126   5.053   4.876   4.720
101:07             5.349   5.311   5.272   5.175   5.118   5.043   4.862   4.703
101:08             5.345   5.306   5.267   5.168   5.109   5.032   4.848   4.687

101:09             5.341   5.301   5.261   5.160   5.100   5.022   4.835   4.670
101:10             5.336   5.296   5.255   5.153   5.092   5.012   4.821   4.653
101:11             5.332   5.291   5.250   5.145   5.083   5.002   4.808   4.637
101:12             5.328   5.287   5.244   5.138   5.075   4.992   4.794   4.620
101:13             5.324   5.282   5.239   5.130   5.066   4.982   4.780   4.603
101:14             5.320   5.277   5.233   5.123   5.057   4.972   4.767   4.586
101:15             5.316   5.272   5.227   5.115   5.049   4.962   4.753   4.570
101:16             5.312   5.267   5.222   5.108   5.040   4.952   4.740   4.553

101:17             5.307   5.262   5.216   5.100   5.031   4.942   4.726   4.536
101:18             5.303   5.257   5.210   5.093   5.023   4.931   4.712   4.520
101:19             5.299   5.252   5.205   5.085   5.014   4.921   4.699   4.503
101:20             5.295   5.248   5.199   5.078   5.006   4.911   4.685   4.487
101:21             5.291   5.243   5.194   5.070   4.997   4.901   4.672   4.470
101:22             5.287   5.238   5.188   5.063   4.988   4.891   4.658   4.453
101:23             5.283   5.233   5.182   5.055   4.980   4.881   4.645   4.437
101:24             5.278   5.228   5.177   5.048   4.971   4.871   4.631   4.420
--------------------------------------------------------------------------------
Avg Life          11.119   8.921   7.376   5.080   4.276   3.540   2.505   2.000
Duration           7.376   6.271   5.439   4.077   3.550   3.036   2.253   1.837
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            4/33    4/33    4/33    4/33    4/33    4/33    5/12    6/08

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:03:40 pm June 12, 2003
Fixed Income Research    MAST0306C 30 year 6.9   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
3A1    235,084,000.00   5.00000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.0000   06/30/03      30 year   5.54   186.81   325.0PSA     102:17

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
102:01             4.616   4.573   4.528   4.413   4.344   4.252   4.030   3.824
102:02             4.611   4.566   4.521   4.405   4.335   4.242   4.017   3.808
102:03             4.605   4.560   4.514   4.397   4.326   4.232   4.004   3.792
102:04             4.599   4.554   4.508   4.389   4.317   4.221   3.991   3.776
102:05             4.594   4.548   4.501   4.380   4.307   4.211   3.978   3.760
102:06             4.588   4.542   4.494   4.372   4.298   4.201   3.964   3.745
102:07             4.582   4.535   4.487   4.364   4.289   4.190   3.951   3.729
102:08             4.577   4.529   4.480   4.356   4.280   4.180   3.938   3.713

102:09             4.571   4.523   4.474   4.347   4.271   4.170   3.925   3.697
102:10             4.565   4.517   4.467   4.339   4.262   4.159   3.912   3.681
102:11             4.560   4.511   4.460   4.331   4.253   4.149   3.898   3.665
102:12             4.554   4.504   4.453   4.323   4.243   4.139   3.885   3.649
102:13             4.548   4.498   4.447   4.314   4.234   4.128   3.872   3.634
102:14             4.543   4.492   4.440   4.306   4.225   4.118   3.859   3.618
102:15             4.537   4.486   4.433   4.298   4.216   4.108   3.846   3.602
102:16             4.532   4.480   4.426   4.290   4.207   4.097   3.832   3.586

102:17             4.526   4.473   4.420   4.282   4.198   4.087   3.819   3.570
102:18             4.520   4.467   4.413   4.273   4.189   4.077   3.806   3.554
102:19             4.515   4.461   4.406   4.265   4.180   4.067   3.793   3.539
102:20             4.509   4.455   4.399   4.257   4.171   4.056   3.780   3.523
102:21             4.504   4.449   4.393   4.249   4.162   4.046   3.767   3.507
102:22             4.498   4.443   4.386   4.241   4.152   4.036   3.754   3.491
102:23             4.492   4.436   4.379   4.232   4.143   4.026   3.741   3.475
102:24             4.487   4.430   4.372   4.224   4.134   4.015   3.727   3.460

102:25             4.481   4.424   4.366   4.216   4.125   4.005   3.714   3.444
102:26             4.476   4.418   4.359   4.208   4.116   3.995   3.701   3.428
102:27             4.470   4.412   4.352   4.200   4.107   3.985   3.688   3.412
102:28             4.464   4.406   4.346   4.191   4.098   3.974   3.675   3.397
102:29             4.459   4.400   4.339   4.183   4.089   3.964   3.662   3.381
102:30             4.453   4.393   4.332   4.175   4.080   3.954   3.649   3.365
102:31             4.448   4.387   4.325   4.167   4.071   3.944   3.636   3.350
103:00             4.442   4.381   4.319   4.159   4.062   3.933   3.623   3.334
--------------------------------------------------------------------------------
Avg Life           6.768   6.050   5.449   4.324   3.837   3.334   2.528   2.065
Duration           5.407   4.918   4.502   3.697   3.336   2.952   2.310   1.920
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            6/18    6/18    6/18    6/18    6/18    6/18    6/18   11/09

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                     6:35:21 am June 26, 2003
Fixed Income Research       MAST0306C 30 year 6.9   Margarita Genis mgenis@rhino
cmoproj.596                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
3A2     11,997,142.00   1.70000       0   1.000000     1ML    1.3000   0.40000      1.00000   7.50000

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
0.00000     1.7000   06/30/03   1ML30 year   5.54   186.81   325.0PSA      99:28

1ML + 0.400000 cap: 7.500000

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
99:12              1.848   1.855   1.855   1.855   1.855   1.872   1.921   1.967
99:13              1.841   1.847   1.847   1.847   1.847   1.864   1.910   1.954
99:14              1.833   1.840   1.840   1.840   1.840   1.856   1.899   1.941
99:15              1.826   1.832   1.832   1.832   1.832   1.847   1.888   1.928
99:16              1.819   1.825   1.825   1.825   1.825   1.839   1.878   1.915
99:17              1.812   1.817   1.817   1.817   1.817   1.831   1.867   1.902
99:18              1.805   1.810   1.810   1.810   1.810   1.822   1.856   1.889
99:19              1.798   1.802   1.802   1.802   1.802   1.814   1.845   1.875

99:20              1.791   1.795   1.795   1.795   1.795   1.806   1.835   1.862
99:21              1.784   1.788   1.788   1.788   1.788   1.797   1.824   1.849
99:22              1.777   1.780   1.780   1.780   1.780   1.789   1.813   1.836
99:23              1.770   1.773   1.773   1.773   1.773   1.781   1.802   1.823
99:24              1.763   1.765   1.765   1.765   1.765   1.772   1.792   1.810
99:25              1.755   1.758   1.758   1.758   1.758   1.764   1.781   1.797
99:26              1.748   1.750   1.750   1.750   1.750   1.756   1.770   1.784
99:27              1.741   1.743   1.743   1.743   1.743   1.747   1.760   1.771

99:28              1.734   1.736   1.736   1.736   1.736   1.739   1.749   1.758
99:29              1.727   1.728   1.728   1.728   1.728   1.731   1.738   1.745
99:30              1.720   1.721   1.721   1.721   1.721   1.723   1.727   1.732
99:31              1.713   1.713   1.713   1.713   1.713   1.714   1.717   1.719
100:00             1.706   1.706   1.706   1.706   1.706   1.706   1.706   1.706
100:01             1.699   1.699   1.699   1.699   1.699   1.698   1.695   1.693
100:02             1.692   1.691   1.691   1.691   1.691   1.689   1.685   1.680
100:03             1.685   1.684   1.684   1.684   1.684   1.681   1.674   1.667

100:04             1.678   1.676   1.676   1.676   1.676   1.673   1.663   1.654
100:05             1.671   1.669   1.669   1.669   1.669   1.665   1.653   1.641
100:06             1.664   1.662   1.662   1.662   1.662   1.656   1.642   1.628
100:07             1.657   1.654   1.654   1.654   1.654   1.648   1.631   1.615
100:08             1.650   1.647   1.647   1.647   1.647   1.640   1.621   1.602
100:09             1.643   1.640   1.640   1.640   1.640   1.632   1.610   1.589
100:10             1.636   1.632   1.632   1.632   1.632   1.624   1.599   1.576
100:11             1.629   1.625   1.625   1.625   1.625   1.615   1.589   1.563
--------------------------------------------------------------------------------
Avg Life           4.718   4.491   4.491   4.491   4.491   3.986   3.044   2.485
Duration           4.430   4.221   4.221   4.221   4.221   3.775   2.922   2.403
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            6/18    6/18    6/18    6/18    6/18    6/18    6/18   11/09

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                     6:35:21 am June 26, 2003
Fixed Income Research       MAST0306C 30 year 6.9   Margarita Genis mgenis@rhino
cmoproj.596                                                               Page 2

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
3PO        431,547.64   0.00000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          0.0000   06/30/03      30 year   5.54   186.81   325.0PSA      83:14

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
82:30              2.942   3.288   3.645   4.562   5.116   5.845   7.573   9.159
82:31              2.936   3.281   3.637   4.553   5.105   5.832   7.557   9.140
83:00              2.930   3.274   3.629   4.543   5.094   5.820   7.541   9.120
83:01              2.923   3.267   3.622   4.533   5.084   5.807   7.525   9.101
83:02              2.917   3.260   3.614   4.524   5.073   5.795   7.509   9.082
83:03              2.911   3.253   3.606   4.514   5.062   5.782   7.493   9.062
83:04              2.905   3.246   3.599   4.504   5.051   5.770   7.477   9.043
83:05              2.899   3.239   3.591   4.494   5.040   5.758   7.461   9.023

83:06              2.893   3.232   3.583   4.485   5.029   5.745   7.445   9.004
83:07              2.886   3.226   3.575   4.475   5.018   5.733   7.429   8.985
83:08              2.880   3.219   3.568   4.465   5.007   5.720   7.413   8.965
83:09              2.874   3.212   3.560   4.456   4.997   5.708   7.397   8.946
83:10              2.868   3.205   3.552   4.446   4.986   5.696   7.381   8.927
83:11              2.862   3.198   3.545   4.436   4.975   5.683   7.365   8.907
83:12              2.856   3.191   3.537   4.427   4.964   5.671   7.349   8.888
83:13              2.849   3.184   3.529   4.417   4.953   5.658   7.333   8.869

83:14              2.843   3.177   3.522   4.408   4.942   5.646   7.317   8.850
83:15              2.837   3.170   3.514   4.398   4.932   5.634   7.301   8.830
83:16              2.831   3.163   3.506   4.388   4.921   5.621   7.285   8.811
83:17              2.825   3.157   3.499   4.379   4.910   5.609   7.269   8.792
83:18              2.819   3.150   3.491   4.369   4.899   5.597   7.253   8.773
83:19              2.813   3.143   3.483   4.359   4.888   5.584   7.237   8.753
83:20              2.807   3.136   3.476   4.350   4.878   5.572   7.221   8.734
83:21              2.800   3.129   3.468   4.340   4.867   5.560   7.205   8.715

83:22              2.794   3.122   3.460   4.331   4.856   5.547   7.189   8.696
83:23              2.788   3.115   3.453   4.321   4.845   5.535   7.173   8.677
83:24              2.782   3.108   3.445   4.311   4.835   5.523   7.158   8.658
83:25              2.776   3.102   3.438   4.302   4.824   5.511   7.142   8.638
83:26              2.770   3.095   3.430   4.292   4.813   5.498   7.126   8.619
83:27              2.764   3.088   3.422   4.283   4.802   5.486   7.110   8.600
83:28              2.758   3.081   3.415   4.273   4.792   5.474   7.094   8.581
83:29              2.752   3.074   3.407   4.264   4.781   5.462   7.078   8.562
--------------------------------------------------------------------------------
Avg Life           6.642   5.972   5.407   4.343   3.878   3.394   2.612   2.154
Duration           6.102   5.436   4.887   3.887   3.463   3.032   2.346   1.944
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            6/18    6/18    6/18    6/18    6/18    6/18    6/18    4/17

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:04:05 pm June 12, 2003
Fixed Income Research    MAST0306C 30 year 6.9   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
3A3     11,997,142.00   5.80000       0   1.000000     1ML    1.3000   7.10000     -1.00000   7.10000

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
0.00000     5.8000   06/30/03   1ML30 year   5.54   186.81   325.0PSA       8:12

7.100 + -1.000 * 1ML cap: 7.100

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
7:28              69.769  68.190  68.190  68.190  68.190  66.831  60.586  52.718
7:29              69.371  67.790  67.790  67.790  67.790  66.422  60.153  52.263
7:30              68.976  67.394  67.394  67.394  67.394  66.017  59.724  51.812
7:31              68.585  67.002  67.002  67.002  67.002  65.616  59.298  51.364
8:00              68.197  66.612  66.612  66.612  66.612  65.218  58.876  50.920
8:01              67.813  66.226  66.226  66.226  66.226  64.823  58.458  50.479
8:02              67.431  65.843  65.843  65.843  65.843  64.431  58.043  50.042
8:03              67.053  65.464  65.464  65.464  65.464  64.043  57.631  49.609

8:04              66.678  65.087  65.087  65.087  65.087  63.658  57.222  49.178
8:05              66.307  64.714  64.714  64.714  64.714  63.276  56.817  48.751
8:06              65.938  64.344  64.344  64.344  64.344  62.897  56.415  48.328
8:07              65.573  63.977  63.977  63.977  63.977  62.522  56.016  47.907
8:08              65.210  63.613  63.613  63.613  63.613  62.149  55.620  47.490
8:09              64.850  63.252  63.252  63.252  63.252  61.779  55.227  47.076
8:10              64.494  62.894  62.894  62.894  62.894  61.413  54.838  46.666
8:11              64.140  62.539  62.539  62.539  62.539  61.049  54.451  46.258

8:12              63.789  62.187  62.187  62.187  62.187  60.688  54.067  45.853
8:13              63.441  61.837  61.837  61.837  61.837  60.330  53.687  45.452
8:14              63.096  61.491  61.491  61.491  61.491  59.975  53.309  45.053
8:15              62.754  61.147  61.147  61.147  61.147  59.623  52.934  44.658
8:16              62.414  60.806  60.806  60.806  60.806  59.273  52.562  44.265
8:17              62.077  60.468  60.468  60.468  60.468  58.927  52.193  43.875
8:18              61.743  60.132  60.132  60.132  60.132  58.582  51.826  43.488
8:19              61.411  59.799  59.799  59.799  59.799  58.241  51.463  43.104

8:20              61.082  59.469  59.469  59.469  59.469  57.902  51.102  42.723
8:21              60.756  59.141  59.141  59.141  59.141  57.566  50.743  42.344
8:22              60.432  58.816  58.816  58.816  58.816  57.232  50.388  41.968
8:23              60.110  58.493  58.493  58.493  58.493  56.901  50.035  41.595
8:24              59.791  58.173  58.173  58.173  58.173  56.572  49.684  41.225
8:25              59.475  57.855  57.855  57.855  57.855  56.246  49.336  40.857
8:26              59.160  57.540  57.540  57.540  57.540  55.923  48.991  40.492
8:27              58.849  57.227  57.227  57.227  57.227  55.601  48.648  40.129
--------------------------------------------------------------------------------
Avg Life           4.718   4.491   4.491   4.491   4.491   3.986   3.044   2.485
Duration           1.058   1.054   1.054   1.054   1.054   1.028   0.967   0.917
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            6/18    6/18    6/18    6/18    6/18    6/18    6/18   11/09

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:04:27 pm June 12, 2003
Fixed Income Research    MAST0306C 30 year 6.9   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
3A4     18,000,000.00   5.00000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.0000   06/30/03      30 year   5.54   186.81   325.0PSA      99:27

3a4 final name

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
99:11              5.090   5.097   5.107   5.151   5.206   5.245   5.312   5.367
99:12              5.087   5.092   5.102   5.141   5.191   5.226   5.287   5.337
99:13              5.083   5.088   5.096   5.132   5.176   5.207   5.262   5.306
99:14              5.079   5.084   5.091   5.122   5.161   5.189   5.236   5.276
99:15              5.076   5.079   5.086   5.113   5.146   5.170   5.211   5.245
99:16              5.072   5.075   5.080   5.103   5.132   5.152   5.186   5.215
99:17              5.068   5.071   5.075   5.094   5.117   5.133   5.161   5.184
99:18              5.065   5.067   5.070   5.084   5.102   5.114   5.136   5.154

99:19              5.061   5.062   5.065   5.075   5.087   5.096   5.111   5.123
99:20              5.057   5.058   5.059   5.065   5.072   5.077   5.086   5.093
99:21              5.054   5.054   5.054   5.056   5.057   5.058   5.061   5.062
99:22              5.050   5.050   5.049   5.046   5.042   5.040   5.036   5.032
99:23              5.046   5.045   5.044   5.037   5.028   5.021   5.011   5.002
99:24              5.043   5.041   5.038   5.027   5.013   5.003   4.985   4.971
99:25              5.039   5.037   5.033   5.018   4.998   4.984   4.960   4.941
99:26              5.035   5.032   5.028   5.008   4.983   4.966   4.935   4.911

99:27              5.032   5.028   5.023   4.999   4.968   4.947   4.910   4.880
99:28              5.028   5.024   5.017   4.989   4.954   4.929   4.885   4.850
99:29              5.024   5.020   5.012   4.980   4.939   4.910   4.860   4.820
99:30              5.021   5.015   5.007   4.970   4.924   4.892   4.835   4.789
99:31              5.017   5.011   5.002   4.961   4.909   4.873   4.810   4.759
100:00             5.013   5.007   4.996   4.951   4.894   4.855   4.786   4.729
100:01             5.010   5.003   4.991   4.942   4.880   4.836   4.761   4.699
100:02             5.006   4.998   4.986   4.932   4.865   4.818   4.736   4.669

100:03             5.002   4.994   4.981   4.923   4.850   4.799   4.711   4.638
100:04             4.999   4.990   4.975   4.914   4.835   4.781   4.686   4.608
100:05             4.995   4.986   4.970   4.904   4.821   4.762   4.661   4.578
100:06             4.991   4.981   4.965   4.895   4.806   4.744   4.636   4.548
100:07             4.988   4.977   4.960   4.885   4.791   4.725   4.611   4.518
100:08             4.984   4.973   4.955   4.876   4.777   4.707   4.586   4.488
100:09             4.981   4.969   4.949   4.867   4.762   4.688   4.562   4.458
100:10             4.977   4.964   4.944   4.857   4.747   4.670   4.537   4.427
--------------------------------------------------------------------------------
Avg Life          11.550   9.687   7.683   3.935   2.310   1.812   1.324   1.085
Duration           8.519   7.313   5.937   3.293   2.107   1.682   1.247   1.029
First Pay           3/11    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            6/18    6/18    6/18    6/18    6/10    7/06    8/05    3/05

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                     6:35:47 am June 26, 2003
Fixed Income Research       MAST0306C 30 year 6.9   Margarita Genis mgenis@rhino
cmoproj.596                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
3A5     29,992,858.00   4.00000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          4.0000   06/30/03      30 year   5.54   186.81   325.0PSA     102:02

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
101:18             3.592   3.572   3.572   3.572   3.572   3.522   3.382   3.249
101:19             3.585   3.564   3.564   3.564   3.564   3.513   3.371   3.236
101:20             3.577   3.556   3.556   3.556   3.556   3.504   3.360   3.223
101:21             3.570   3.548   3.548   3.548   3.548   3.496   3.349   3.209
101:22             3.563   3.540   3.540   3.540   3.540   3.487   3.339   3.196
101:23             3.555   3.533   3.533   3.533   3.533   3.478   3.328   3.183
101:24             3.548   3.525   3.525   3.525   3.525   3.470   3.317   3.170
101:25             3.540   3.517   3.517   3.517   3.517   3.461   3.306   3.157

101:26             3.533   3.509   3.509   3.509   3.509   3.453   3.295   3.144
101:27             3.526   3.502   3.502   3.502   3.502   3.444   3.284   3.130
101:28             3.518   3.494   3.494   3.494   3.494   3.435   3.273   3.117
101:29             3.511   3.486   3.486   3.486   3.486   3.427   3.262   3.104
101:30             3.503   3.478   3.478   3.478   3.478   3.418   3.251   3.091
101:31             3.496   3.471   3.471   3.471   3.471   3.410   3.240   3.078
102:00             3.489   3.463   3.463   3.463   3.463   3.401   3.229   3.065
102:01             3.481   3.455   3.455   3.455   3.455   3.393   3.218   3.051

102:02             3.474   3.448   3.448   3.448   3.448   3.384   3.207   3.038
102:03             3.467   3.440   3.440   3.440   3.440   3.376   3.197   3.025
102:04             3.459   3.432   3.432   3.432   3.432   3.367   3.186   3.012
102:05             3.452   3.424   3.424   3.424   3.424   3.358   3.175   2.999
102:06             3.444   3.417   3.417   3.417   3.417   3.350   3.164   2.986
102:07             3.437   3.409   3.409   3.409   3.409   3.341   3.153   2.973
102:08             3.430   3.401   3.401   3.401   3.401   3.333   3.142   2.960
102:09             3.422   3.394   3.394   3.394   3.394   3.324   3.131   2.946

102:10             3.415   3.386   3.386   3.386   3.386   3.316   3.120   2.933
102:11             3.408   3.378   3.378   3.378   3.378   3.307   3.110   2.920
102:12             3.400   3.371   3.371   3.371   3.371   3.299   3.099   2.907
102:13             3.393   3.363   3.363   3.363   3.363   3.290   3.088   2.894
102:14             3.386   3.355   3.355   3.355   3.355   3.282   3.077   2.881
102:15             3.378   3.348   3.348   3.348   3.348   3.273   3.066   2.868
102:16             3.371   3.340   3.340   3.340   3.340   3.265   3.055   2.855
102:17             3.364   3.332   3.332   3.332   3.332   3.256   3.045   2.842
--------------------------------------------------------------------------------
Avg Life           4.718   4.491   4.491   4.491   4.491   3.986   3.044   2.485
Duration           4.139   3.955   3.955   3.955   3.955   3.566   2.801   2.324
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            6/18    6/18    6/18    6/18    6/18    6/18    6/18   11/09

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                     6:35:47 am June 26, 2003
Fixed Income Research       MAST0306C 30 year 6.9   Margarita Genis mgenis@rhino
cmoproj.596                                                               Page 2

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
3PO        431,547.64   0.00000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          0.0000   06/30/03      30 year   5.54   186.81   325.0PSA      83:14

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
82:30              2.942   3.288   3.645   4.562   5.116   5.845   7.573   9.159
82:31              2.936   3.281   3.637   4.553   5.105   5.832   7.557   9.140
83:00              2.930   3.274   3.629   4.543   5.094   5.820   7.541   9.120
83:01              2.923   3.267   3.622   4.533   5.084   5.807   7.525   9.101
83:02              2.917   3.260   3.614   4.524   5.073   5.795   7.509   9.082
83:03              2.911   3.253   3.606   4.514   5.062   5.782   7.493   9.062
83:04              2.905   3.246   3.599   4.504   5.051   5.770   7.477   9.043
83:05              2.899   3.239   3.591   4.494   5.040   5.758   7.461   9.023

83:06              2.893   3.232   3.583   4.485   5.029   5.745   7.445   9.004
83:07              2.886   3.226   3.575   4.475   5.018   5.733   7.429   8.985
83:08              2.880   3.219   3.568   4.465   5.007   5.720   7.413   8.965
83:09              2.874   3.212   3.560   4.456   4.997   5.708   7.397   8.946
83:10              2.868   3.205   3.552   4.446   4.986   5.696   7.381   8.927
83:11              2.862   3.198   3.545   4.436   4.975   5.683   7.365   8.907
83:12              2.856   3.191   3.537   4.427   4.964   5.671   7.349   8.888
83:13              2.849   3.184   3.529   4.417   4.953   5.658   7.333   8.869

83:14              2.843   3.177   3.522   4.408   4.942   5.646   7.317   8.850
83:15              2.837   3.170   3.514   4.398   4.932   5.634   7.301   8.830
83:16              2.831   3.163   3.506   4.388   4.921   5.621   7.285   8.811
83:17              2.825   3.157   3.499   4.379   4.910   5.609   7.269   8.792
83:18              2.819   3.150   3.491   4.369   4.899   5.597   7.253   8.773
83:19              2.813   3.143   3.483   4.359   4.888   5.584   7.237   8.753
83:20              2.807   3.136   3.476   4.350   4.878   5.572   7.221   8.734
83:21              2.800   3.129   3.468   4.340   4.867   5.560   7.205   8.715

83:22              2.794   3.122   3.460   4.331   4.856   5.547   7.189   8.696
83:23              2.788   3.115   3.453   4.321   4.845   5.535   7.173   8.677
83:24              2.782   3.108   3.445   4.311   4.835   5.523   7.158   8.658
83:25              2.776   3.102   3.438   4.302   4.824   5.511   7.142   8.638
83:26              2.770   3.095   3.430   4.292   4.813   5.498   7.126   8.619
83:27              2.764   3.088   3.422   4.283   4.802   5.486   7.110   8.600
83:28              2.758   3.081   3.415   4.273   4.792   5.474   7.094   8.581
83:29              2.752   3.074   3.407   4.264   4.781   5.462   7.078   8.562
--------------------------------------------------------------------------------
Avg Life           6.642   5.972   5.407   4.343   3.878   3.394   2.612   2.154
Duration           6.102   5.436   4.887   3.887   3.463   3.032   2.346   1.944
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            6/18    6/18    6/18    6/18    6/18    6/18    6/18    4/17

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:07:26 pm June 12, 2003
Fixed Income Research    MAST0306D 30 year 0.0   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
4A1     51,715,719.98   4.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          4.5000   06/30/03      30 year   5.51   118.00   325.0PSA     102:14

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
101:30             3.990   3.954   3.917   3.821   3.762   3.682   3.480   3.280
101:31             3.982   3.946   3.908   3.812   3.752   3.671   3.465   3.263
102:00             3.974   3.938   3.900   3.802   3.741   3.659   3.451   3.245
102:01             3.967   3.930   3.891   3.792   3.730   3.647   3.436   3.228
102:02             3.959   3.921   3.883   3.782   3.720   3.635   3.422   3.211
102:03             3.952   3.913   3.874   3.772   3.709   3.624   3.407   3.194
102:04             3.944   3.905   3.865   3.762   3.698   3.612   3.393   3.176
102:05             3.937   3.897   3.857   3.752   3.688   3.600   3.378   3.159

102:06             3.929   3.889   3.848   3.743   3.677   3.588   3.364   3.142
102:07             3.922   3.881   3.840   3.733   3.666   3.577   3.349   3.125
102:08             3.914   3.873   3.831   3.723   3.656   3.565   3.335   3.107
102:09             3.906   3.865   3.823   3.713   3.645   3.553   3.320   3.090
102:10             3.899   3.857   3.814   3.703   3.635   3.541   3.306   3.073
102:11             3.891   3.849   3.806   3.693   3.624   3.530   3.291   3.056
102:12             3.884   3.841   3.797   3.684   3.613   3.518   3.277   3.038
102:13             3.876   3.833   3.789   3.674   3.603   3.506   3.262   3.021

102:14             3.869   3.825   3.780   3.664   3.592   3.495   3.248   3.004
102:15             3.861   3.817   3.772   3.654   3.581   3.483   3.233   2.987
102:16             3.854   3.809   3.763   3.644   3.571   3.471   3.219   2.970
102:17             3.846   3.801   3.755   3.635   3.560   3.460   3.205   2.953
102:18             3.839   3.793   3.746   3.625   3.550   3.448   3.190   2.935
102:19             3.831   3.785   3.738   3.615   3.539   3.436   3.176   2.918
102:20             3.824   3.777   3.729   3.605   3.528   3.425   3.161   2.901
102:21             3.816   3.769   3.721   3.595   3.518   3.413   3.147   2.884

102:22             3.809   3.761   3.712   3.586   3.507   3.401   3.133   2.867
102:23             3.801   3.753   3.704   3.576   3.497   3.390   3.118   2.850
102:24             3.794   3.745   3.695   3.566   3.486   3.378   3.104   2.833
102:25             3.786   3.737   3.687   3.556   3.476   3.366   3.089   2.816
102:26             3.779   3.729   3.678   3.547   3.465   3.355   3.075   2.799
102:27             3.771   3.721   3.670   3.537   3.455   3.343   3.061   2.782
102:28             3.764   3.713   3.661   3.527   3.444   3.331   3.046   2.765
102:29             3.756   3.705   3.653   3.517   3.434   3.320   3.032   2.747
--------------------------------------------------------------------------------
Avg Life           4.650   4.337   4.055   3.465   3.177   2.853   2.264   1.878
Duration           4.036   3.791   3.570   3.099   2.866   2.600   2.104   1.770
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            4/13    4/13    4/13    4/13    4/13    4/13    4/13    3/10

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:39:10 pm June 13, 2003
Fixed Income Research    MAST0306E 30 year 5.1   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
5A1    100,001,854.70   5.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.5000   06/30/03      30 year   5.99   358.00   325.0PSA     101:05

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
100:21             5.424   5.400   5.375   5.312   5.275   5.227   5.111   5.009
100:22             5.420   5.395   5.369   5.305   5.267   5.217   5.098   4.992
100:23             5.416   5.390   5.363   5.297   5.258   5.207   5.084   4.975
100:24             5.412   5.385   5.358   5.290   5.249   5.196   5.070   4.958
100:25             5.407   5.380   5.352   5.282   5.240   5.186   5.057   4.941
100:26             5.403   5.375   5.346   5.274   5.232   5.176   5.043   4.925
100:27             5.399   5.370   5.341   5.267   5.223   5.166   5.029   4.908
100:28             5.395   5.365   5.335   5.259   5.214   5.156   5.016   4.891

100:29             5.391   5.360   5.329   5.252   5.206   5.146   5.002   4.874
100:30             5.386   5.355   5.324   5.244   5.197   5.136   4.989   4.858
100:31             5.382   5.350   5.318   5.237   5.188   5.125   4.975   4.841
101:00             5.378   5.345   5.312   5.229   5.180   5.115   4.961   4.824
101:01             5.374   5.341   5.307   5.221   5.171   5.105   4.948   4.807
101:02             5.370   5.336   5.301   5.214   5.162   5.095   4.934   4.791
101:03             5.366   5.331   5.295   5.206   5.154   5.085   4.920   4.774
101:04             5.361   5.326   5.290   5.199   5.145   5.075   4.907   4.757

101:05             5.357   5.321   5.284   5.191   5.136   5.065   4.893   4.741
101:06             5.353   5.316   5.278   5.184   5.128   5.055   4.880   4.724
101:07             5.349   5.311   5.273   5.176   5.119   5.045   4.866   4.707
101:08             5.345   5.306   5.267   5.169   5.110   5.034   4.853   4.691
101:09             5.341   5.301   5.261   5.161   5.102   5.024   4.839   4.674
101:10             5.336   5.296   5.256   5.154   5.093   5.014   4.825   4.657
101:11             5.332   5.292   5.250   5.146   5.085   5.004   4.812   4.641
101:12             5.328   5.287   5.244   5.139   5.076   4.994   4.798   4.624

101:13             5.324   5.282   5.239   5.131   5.067   4.984   4.785   4.607
101:14             5.320   5.277   5.233   5.124   5.059   4.974   4.771   4.591
101:15             5.316   5.272   5.228   5.116   5.050   4.964   4.758   4.574
101:16             5.311   5.267   5.222   5.109   5.042   4.954   4.744   4.558
101:17             5.307   5.262   5.216   5.101   5.033   4.944   4.731   4.541
101:18             5.303   5.257   5.211   5.094   5.024   4.934   4.717   4.524
101:19             5.299   5.252   5.205   5.086   5.016   4.924   4.704   4.508
101:20             5.295   5.248   5.199   5.079   5.007   4.914   4.690   4.491
--------------------------------------------------------------------------------
Avg Life          11.111   8.922   7.383   5.094   4.291   3.556   2.522   2.010
Duration           7.366   6.266   5.438   4.083   3.557   3.045   2.264   1.844
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            4/33    4/33    4/33    4/33    4/33    4/33    3/30    8/08

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:44:07 pm June 13, 2003
Fixed Income Research    MAST0306F 30 year 6.1   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
6A1    125,000,000.00   5.00000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.0000   06/30/03      30 year   5.90   359.54   325.0PSA      90:00

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
90:00              6.443   6.693   6.946   7.569   7.930   8.395   9.479  10.420
--------------------------------------------------------------------------------
Avg Life          11.193   9.012   7.479   5.197   4.398   3.664   2.632   2.125
Duration           7.035   5.952   5.157   3.887   3.405   2.938   2.229   1.841
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            6/33    6/33    6/33    6/33    6/33    6/33    2/30    8/08

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:47:43 pm June 13, 2003
Fixed Income Research    MAST0306G 30 year 5.7   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
7A1     51,745,000.00   5.00000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.0000   06/30/03      30 year   6.00   240.00   325.0PSA     101:17

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
101:01             4.839   4.811   4.782   4.710   4.666   4.610   4.475   4.357
101:02             4.834   4.805   4.776   4.702   4.658   4.600   4.462   4.341
101:03             4.829   4.800   4.770   4.694   4.649   4.590   4.449   4.325
101:04             4.824   4.794   4.764   4.686   4.640   4.580   4.436   4.309
101:05             4.819   4.789   4.758   4.679   4.631   4.570   4.423   4.294
101:06             4.814   4.783   4.752   4.671   4.623   4.560   4.410   4.278
101:07             4.810   4.778   4.745   4.663   4.614   4.550   4.397   4.262
101:08             4.805   4.772   4.739   4.655   4.605   4.540   4.384   4.246

101:09             4.800   4.767   4.733   4.648   4.597   4.530   4.371   4.231
101:10             4.795   4.762   4.727   4.640   4.588   4.520   4.358   4.215
101:11             4.790   4.756   4.721   4.632   4.579   4.510   4.345   4.199
101:12             4.785   4.751   4.715   4.625   4.571   4.500   4.332   4.184
101:13             4.781   4.745   4.709   4.617   4.562   4.490   4.319   4.168
101:14             4.776   4.740   4.703   4.609   4.553   4.480   4.306   4.152
101:15             4.771   4.734   4.697   4.601   4.544   4.470   4.293   4.137
101:16             4.766   4.729   4.691   4.594   4.536   4.460   4.280   4.121

101:17             4.761   4.723   4.685   4.586   4.527   4.450   4.267   4.105
101:18             4.757   4.718   4.679   4.578   4.518   4.440   4.254   4.090
101:19             4.752   4.713   4.673   4.571   4.510   4.430   4.241   4.074
101:20             4.747   4.707   4.666   4.563   4.501   4.420   4.228   4.058
101:21             4.742   4.702   4.660   4.555   4.493   4.410   4.215   4.043
101:22             4.737   4.696   4.654   4.548   4.484   4.400   4.202   4.027
101:23             4.733   4.691   4.648   4.540   4.475   4.390   4.189   4.011
101:24             4.728   4.686   4.642   4.532   4.467   4.381   4.176   3.996

101:25             4.723   4.680   4.636   4.525   4.458   4.371   4.163   3.980
101:26             4.718   4.675   4.630   4.517   4.449   4.361   4.151   3.965
101:27             4.713   4.669   4.624   4.509   4.441   4.351   4.138   3.949
101:28             4.709   4.664   4.618   4.502   4.432   4.341   4.125   3.934
101:29             4.704   4.659   4.612   4.494   4.423   4.331   4.112   3.918
101:30             4.699   4.653   4.606   4.486   4.415   4.321   4.099   3.902
101:31             4.694   4.648   4.600   4.479   4.406   4.311   4.086   3.887
102:00             4.690   4.642   4.594   4.471   4.398   4.301   4.073   3.871
--------------------------------------------------------------------------------
Avg Life           8.485   7.302   6.370   4.777   4.145   3.528   2.605   2.120
Duration           6.381   5.648   5.053   3.985   3.538   3.084   2.364   1.959
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            6/23    6/23    6/23    6/23    6/23    6/23    6/23   11/08

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:51:35 pm June 13, 2003
Fixed Income Research    MAST0306H 30 year 6.1   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
8A1    112,142,973.01   5.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.5000   06/30/03      30 year   6.37   358.00   325.0PSA     101:17

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
101:01             5.375   5.341   5.307   5.222   5.171   5.104   4.945   4.805
101:02             5.371   5.337   5.302   5.214   5.162   5.094   4.931   4.788
101:03             5.367   5.332   5.296   5.206   5.153   5.084   4.918   4.771
101:04             5.362   5.327   5.290   5.199   5.145   5.074   4.904   4.754
101:05             5.358   5.322   5.285   5.191   5.136   5.064   4.890   4.738
101:06             5.354   5.317   5.279   5.184   5.127   5.054   4.877   4.721
101:07             5.350   5.312   5.274   5.176   5.119   5.043   4.863   4.704
101:08             5.346   5.307   5.268   5.169   5.110   5.033   4.849   4.688

101:09             5.342   5.302   5.262   5.161   5.101   5.023   4.836   4.671
101:10             5.338   5.298   5.257   5.154   5.093   5.013   4.822   4.654
101:11             5.333   5.293   5.251   5.146   5.084   5.003   4.808   4.637
101:12             5.329   5.288   5.245   5.139   5.076   4.993   4.795   4.621
101:13             5.325   5.283   5.240   5.131   5.067   4.983   4.781   4.604
101:14             5.321   5.278   5.234   5.124   5.058   4.973   4.768   4.587
101:15             5.317   5.273   5.229   5.116   5.050   4.963   4.754   4.571
101:16             5.313   5.268   5.223   5.109   5.041   4.953   4.741   4.554

101:17             5.309   5.263   5.217   5.101   5.033   4.943   4.727   4.537
101:18             5.305   5.259   5.212   5.094   5.024   4.933   4.713   4.521
101:19             5.300   5.254   5.206   5.086   5.015   4.923   4.700   4.504
101:20             5.296   5.249   5.201   5.079   5.007   4.912   4.686   4.487
101:21             5.292   5.244   5.195   5.071   4.998   4.902   4.673   4.471
101:22             5.288   5.239   5.189   5.064   4.990   4.892   4.659   4.454
101:23             5.284   5.234   5.184   5.057   4.981   4.882   4.646   4.438
101:24             5.280   5.230   5.178   5.049   4.972   4.872   4.632   4.421

101:25             5.276   5.225   5.173   5.042   4.964   4.862   4.619   4.404
101:26             5.272   5.220   5.167   5.034   4.955   4.852   4.605   4.388
101:27             5.268   5.215   5.161   5.027   4.947   4.842   4.592   4.371
101:28             5.263   5.210   5.156   5.019   4.938   4.832   4.578   4.355
101:29             5.259   5.205   5.150   5.012   4.930   4.822   4.565   4.338
101:30             5.255   5.201   5.145   5.004   4.921   4.812   4.551   4.322
101:31             5.251   5.196   5.139   4.997   4.913   4.802   4.538   4.305
102:00             5.247   5.191   5.134   4.990   4.904   4.792   4.524   4.289
--------------------------------------------------------------------------------
Avg Life          11.197   8.973   7.412   5.096   4.287   3.547   2.508   2.002
Duration           7.428   6.310   5.470   4.096   3.565   3.047   2.259   1.841
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            4/33    4/33    4/33    4/33    4/33    4/33    5/12    6/08

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                     3:04:11 pm June 26, 2003
Fixed Income Research       MAST0306I 30 year 6.0   Margarita Genis mgenis@rhino
cmoproj.596                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
9A1     29,684,924.00   4.25000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          4.2500   06/30/03      30 year   5.90   359.11   325.0PSA     102:20

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
102:04             3.694   3.618   3.618   3.618   3.618   3.537   3.340   3.174
102:05             3.686   3.610   3.610   3.610   3.610   3.527   3.328   3.160
102:06             3.679   3.601   3.601   3.601   3.601   3.518   3.316   3.146
102:07             3.671   3.593   3.593   3.593   3.593   3.508   3.304   3.132
102:08             3.664   3.584   3.584   3.584   3.584   3.499   3.292   3.118
102:09             3.656   3.576   3.576   3.576   3.576   3.489   3.280   3.103
102:10             3.649   3.567   3.567   3.567   3.567   3.480   3.268   3.089
102:11             3.641   3.559   3.559   3.559   3.559   3.470   3.256   3.075

102:12             3.633   3.550   3.550   3.550   3.550   3.460   3.244   3.061
102:13             3.626   3.542   3.542   3.542   3.542   3.451   3.232   3.047
102:14             3.618   3.533   3.533   3.533   3.533   3.441   3.220   3.033
102:15             3.611   3.525   3.525   3.525   3.525   3.432   3.207   3.018
102:16             3.603   3.516   3.516   3.516   3.516   3.422   3.195   3.004
102:17             3.596   3.508   3.508   3.508   3.508   3.413   3.183   2.990
102:18             3.588   3.499   3.499   3.499   3.499   3.403   3.171   2.976
102:19             3.581   3.491   3.491   3.491   3.491   3.394   3.159   2.962

102:20             3.573   3.482   3.482   3.482   3.482   3.384   3.147   2.948
102:21             3.566   3.474   3.474   3.474   3.474   3.375   3.135   2.934
102:22             3.558   3.465   3.465   3.465   3.465   3.365   3.123   2.919
102:23             3.551   3.457   3.457   3.457   3.457   3.356   3.111   2.905
102:24             3.543   3.448   3.448   3.448   3.448   3.346   3.099   2.891
102:25             3.536   3.440   3.440   3.440   3.440   3.337   3.087   2.877
102:26             3.528   3.431   3.431   3.431   3.431   3.327   3.075   2.863
102:27             3.521   3.423   3.423   3.423   3.423   3.318   3.063   2.849

102:28             3.513   3.414   3.414   3.414   3.414   3.308   3.051   2.835
102:29             3.506   3.406   3.406   3.406   3.406   3.299   3.039   2.821
102:30             3.498   3.398   3.398   3.398   3.398   3.289   3.027   2.807
102:31             3.491   3.389   3.389   3.389   3.389   3.280   3.015   2.793
103:00             3.483   3.381   3.381   3.381   3.381   3.270   3.003   2.779
103:01             3.476   3.372   3.372   3.372   3.372   3.261   2.991   2.764
103:02             3.468   3.364   3.364   3.364   3.364   3.251   2.979   2.750
103:03             3.461   3.355   3.355   3.355   3.355   3.242   2.968   2.736
--------------------------------------------------------------------------------
Avg Life           4.581   4.000   4.000   4.000   4.000   3.506   2.717   2.286
Duration           4.036   3.580   3.580   3.580   3.580   3.188   2.525   2.148
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            9/12    1/12    1/12    1/12    1/12   10/09    8/07    9/06

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                     3:07:52 pm June 26, 2003
Fixed Income Research       MAST0306I 30 year 6.0   Margarita Genis mgenis@rhino
cmoproj.596                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
9A2     18,553,076.00   1.70000       0   1.000000     1ML    1.3000   0.40000      1.00000   7.50000

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
0.00000     1.7000   06/30/03   1ML30 year   5.90   359.11   325.0PSA      99:28

1ML + 0.400000 cap: 7.500000

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
99:12              1.851   1.871   1.871   1.871   1.871   1.893   1.945   1.989
99:13              1.844   1.863   1.863   1.863   1.863   1.883   1.933   1.974
99:14              1.837   1.854   1.854   1.854   1.854   1.874   1.921   1.960
99:15              1.829   1.846   1.846   1.846   1.846   1.865   1.909   1.946
99:16              1.822   1.838   1.838   1.838   1.838   1.855   1.897   1.932
99:17              1.815   1.830   1.830   1.830   1.830   1.846   1.885   1.918
99:18              1.807   1.821   1.821   1.821   1.821   1.837   1.873   1.904
99:19              1.800   1.813   1.813   1.813   1.813   1.827   1.861   1.889

99:20              1.793   1.805   1.805   1.805   1.805   1.818   1.849   1.875
99:21              1.786   1.797   1.797   1.797   1.797   1.809   1.837   1.861
99:22              1.778   1.788   1.788   1.788   1.788   1.799   1.825   1.847
99:23              1.771   1.780   1.780   1.780   1.780   1.790   1.813   1.833
99:24              1.764   1.772   1.772   1.772   1.772   1.781   1.801   1.819
99:25              1.757   1.764   1.764   1.764   1.764   1.771   1.789   1.805
99:26              1.749   1.755   1.755   1.755   1.755   1.762   1.777   1.791
99:27              1.742   1.747   1.747   1.747   1.747   1.753   1.766   1.776

99:28              1.735   1.739   1.739   1.739   1.739   1.743   1.754   1.762
99:29              1.728   1.731   1.731   1.731   1.731   1.734   1.742   1.748
99:30              1.720   1.722   1.722   1.722   1.722   1.725   1.730   1.734
99:31              1.713   1.714   1.714   1.714   1.714   1.715   1.718   1.720
100:00             1.706   1.706   1.706   1.706   1.706   1.706   1.706   1.706
100:01             1.699   1.698   1.698   1.698   1.698   1.697   1.694   1.692
100:02             1.692   1.690   1.690   1.690   1.690   1.687   1.682   1.678
100:03             1.684   1.681   1.681   1.681   1.681   1.678   1.670   1.664

100:04             1.677   1.673   1.673   1.673   1.673   1.669   1.658   1.650
100:05             1.670   1.665   1.665   1.665   1.665   1.660   1.647   1.636
100:06             1.663   1.657   1.657   1.657   1.657   1.650   1.635   1.622
100:07             1.656   1.649   1.649   1.649   1.649   1.641   1.623   1.608
100:08             1.648   1.640   1.640   1.640   1.640   1.632   1.611   1.594
100:09             1.641   1.632   1.632   1.632   1.632   1.622   1.599   1.580
100:10             1.634   1.624   1.624   1.624   1.624   1.613   1.587   1.566
100:11             1.627   1.616   1.616   1.616   1.616   1.604   1.576   1.552
--------------------------------------------------------------------------------
Avg Life           4.581   4.000   4.000   4.000   4.000   3.506   2.717   2.286
Duration           4.325   3.802   3.802   3.802   3.802   3.357   2.626   2.220
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            9/12    1/12    1/12    1/12    1/12   10/09    8/07    9/06

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                     3:08:55 pm June 26, 2003
Fixed Income Research       MAST0306I 30 year 6.0   Margarita Genis mgenis@rhino
cmoproj.596                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
9A3     18,553,076.00   5.80000       0   1.000000     1ML    1.3000   7.10000     -1.00000   7.10000

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
0.00000     5.8000   06/30/03   1ML30 year   5.90   359.11   325.0PSA       6:31

7.100 + -1.000 * 1ML cap: 7.100

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
6:15              94.745  92.250  92.250  92.250  92.250  91.254  85.335  77.659
6:16              94.115  91.613  91.613  91.613  91.613  90.605  84.647  76.939
6:17              93.490  90.982  90.982  90.982  90.982  89.963  83.965  76.226
6:18              92.873  90.358  90.358  90.358  90.358  89.327  83.291  75.520
6:19              92.262  89.741  89.741  89.741  89.741  88.698  82.624  74.822
6:20              91.658  89.130  89.130  89.130  89.130  88.075  81.963  74.130
6:21              91.060  88.526  88.526  88.526  88.526  87.459  81.308  73.444
6:22              90.469  87.928  87.928  87.928  87.928  86.849  80.660  72.766

6:23              89.883  87.336  87.336  87.336  87.336  86.245  80.019  72.093
6:24              89.304  86.750  86.750  86.750  86.750  85.648  79.383  71.428
6:25              88.731  86.171  86.171  86.171  86.171  85.056  78.754  70.768
6:26              88.164  85.597  85.597  85.597  85.597  84.470  78.131  70.115
6:27              87.602  85.029  85.029  85.029  85.029  83.890  77.513  69.467
6:28              87.046  84.467  84.467  84.467  84.467  83.316  76.902  68.826
6:29              86.496  83.910  83.910  83.910  83.910  82.747  76.296  68.191
6:30              85.952  83.359  83.359  83.359  83.359  82.184  75.696  67.561

6:31              85.413  82.814  82.814  82.814  82.814  81.626  75.101  66.937
7:00              84.879  82.273  82.273  82.273  82.273  81.074  74.512  66.319
7:01              84.350  81.739  81.739  81.739  81.739  80.527  73.928  65.707
7:02              83.827  81.209  81.209  81.209  81.209  79.985  73.350  65.100
7:03              83.309  80.684  80.684  80.684  80.684  79.449  72.777  64.498
7:04              82.796  80.165  80.165  80.165  80.165  78.917  72.209  63.902
7:05              82.288  79.650  79.650  79.650  79.650  78.390  71.646  63.311
7:06              81.785  79.141  79.141  79.141  79.141  77.869  71.088  62.725

7:07              81.287  78.636  78.636  78.636  78.636  77.352  70.536  62.144
7:08              80.793  78.136  78.136  78.136  78.136  76.840  69.988  61.569
7:09              80.304  77.641  77.641  77.641  77.641  76.332  69.445  60.998
7:10              79.820  77.151  77.151  77.151  77.151  75.829  68.906  60.432
7:11              79.341  76.665  76.665  76.665  76.665  75.331  68.373  59.871
7:12              78.866  76.183  76.183  76.183  76.183  74.837  67.844  59.315
7:13              78.395  75.706  75.706  75.706  75.706  74.348  67.319  58.764
7:14              77.929  75.233  75.233  75.233  75.233  73.863  66.799  58.217
--------------------------------------------------------------------------------
Avg Life           4.581   4.000   4.000   4.000   4.000   3.506   2.717   2.286
Duration           0.826   0.817   0.817   0.817   0.817   0.799   0.749   0.714
First Pay           7/03    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            9/12    1/12    1/12    1/12    1/12   10/09    8/07    9/06

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:54:30 pm June 13, 2003
Fixed Income Research    MAST0306I 30 year 6.0   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
9A4      4,425,000.00   5.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.5000   06/30/03      30 year   5.90   359.11   325.0PSA     102:26

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
102:10             5.248   5.245   5.245   5.245   5.245   5.098   4.870   4.694
102:11             5.244   5.241   5.241   5.241   5.241   5.093   4.863   4.684
102:12             5.240   5.237   5.237   5.237   5.237   5.088   4.855   4.674
102:13             5.237   5.234   5.234   5.234   5.234   5.082   4.847   4.664
102:14             5.233   5.230   5.230   5.230   5.230   5.077   4.839   4.654
102:15             5.229   5.226   5.226   5.226   5.226   5.072   4.831   4.644
102:16             5.226   5.223   5.223   5.223   5.223   5.067   4.823   4.634
102:17             5.222   5.219   5.219   5.219   5.219   5.061   4.815   4.624

102:18             5.219   5.216   5.216   5.216   5.216   5.056   4.807   4.614
102:19             5.215   5.212   5.212   5.212   5.212   5.051   4.799   4.604
102:20             5.211   5.208   5.208   5.208   5.208   5.045   4.791   4.594
102:21             5.208   5.205   5.205   5.205   5.205   5.040   4.783   4.584
102:22             5.204   5.201   5.201   5.201   5.201   5.035   4.775   4.575
102:23             5.201   5.197   5.197   5.197   5.197   5.029   4.767   4.565
102:24             5.197   5.194   5.194   5.194   5.194   5.024   4.759   4.555
102:25             5.193   5.190   5.190   5.190   5.190   5.019   4.751   4.545

102:26             5.190   5.186   5.186   5.186   5.186   5.013   4.744   4.535
102:27             5.186   5.183   5.183   5.183   5.183   5.008   4.736   4.525
102:28             5.183   5.179   5.179   5.179   5.179   5.003   4.728   4.515
102:29             5.179   5.176   5.176   5.176   5.176   4.997   4.720   4.505
102:30             5.175   5.172   5.172   5.172   5.172   4.992   4.712   4.495
102:31             5.172   5.168   5.168   5.168   5.168   4.987   4.704   4.485
103:00             5.168   5.165   5.165   5.165   5.165   4.982   4.696   4.475
103:01             5.165   5.161   5.161   5.161   5.161   4.976   4.688   4.466

103:02             5.161   5.157   5.157   5.157   5.157   4.971   4.680   4.456
103:03             5.157   5.154   5.154   5.154   5.154   4.966   4.673   4.446
103:04             5.154   5.150   5.150   5.150   5.150   4.960   4.665   4.436
103:05             5.150   5.147   5.147   5.147   5.147   4.955   4.657   4.426
103:06             5.147   5.143   5.143   5.143   5.143   4.950   4.649   4.416
103:07             5.143   5.139   5.139   5.139   5.139   4.945   4.641   4.406
103:08             5.140   5.136   5.136   5.136   5.136   4.939   4.633   4.396
103:09             5.136   5.132   5.132   5.132   5.132   4.934   4.625   4.386
--------------------------------------------------------------------------------
Avg Life          11.762  11.635  11.635  11.635  11.635   7.012   4.392   3.410
Duration           8.413   8.338   8.338   8.338   8.338   5.705   3.827   3.051
First Pay           9/12    1/12    1/12    1/12    1/12   10/09    8/07    9/06
Last Pay            6/33    6/33    6/33    6/33    6/33    9/11    2/08    1/07

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:55:27 pm June 13, 2003
Fixed Income Research    MAST0306I 30 year 6.0   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
9A5     38,400,000.00   5.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.5000   06/30/03      30 year   5.90   359.11   325.0PSA     100:02

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
99:18              5.570   5.572   5.574   5.583   5.594   5.601   5.614   5.624
99:19              5.567   5.568   5.569   5.574   5.580   5.584   5.592   5.597
99:20              5.564   5.564   5.565   5.566   5.567   5.568   5.569   5.570
99:21              5.561   5.561   5.560   5.557   5.554   5.551   5.547   5.544
99:22              5.558   5.557   5.555   5.548   5.540   5.535   5.525   5.517
99:23              5.556   5.554   5.551   5.539   5.527   5.518   5.502   5.490
99:24              5.553   5.550   5.546   5.531   5.514   5.501   5.480   5.464
99:25              5.550   5.546   5.542   5.522   5.500   5.485   5.458   5.437

99:26              5.547   5.543   5.537   5.513   5.487   5.468   5.436   5.410
99:27              5.544   5.539   5.532   5.505   5.474   5.451   5.414   5.384
99:28              5.541   5.536   5.528   5.496   5.461   5.435   5.391   5.357
99:29              5.538   5.532   5.523   5.487   5.447   5.418   5.369   5.330
99:30              5.535   5.529   5.519   5.479   5.434   5.402   5.347   5.304
99:31              5.533   5.525   5.514   5.470   5.421   5.385   5.325   5.277
100:00             5.530   5.522   5.509   5.461   5.407   5.369   5.303   5.251
100:01             5.527   5.518   5.505   5.453   5.394   5.352   5.281   5.224

100:02             5.524   5.514   5.500   5.444   5.381   5.336   5.259   5.197
100:03             5.521   5.511   5.496   5.435   5.368   5.319   5.236   5.171
100:04             5.518   5.507   5.491   5.427   5.354   5.303   5.214   5.144
100:05             5.515   5.504   5.487   5.418   5.341   5.286   5.192   5.118
100:06             5.513   5.500   5.482   5.409   5.328   5.270   5.170   5.091
100:07             5.510   5.497   5.477   5.401   5.315   5.253   5.148   5.065
100:08             5.507   5.493   5.473   5.392   5.302   5.237   5.126   5.038
100:09             5.504   5.490   5.468   5.383   5.288   5.220   5.104   5.012

100:10             5.501   5.486   5.464   5.375   5.275   5.204   5.082   4.986
100:11             5.498   5.483   5.459   5.366   5.262   5.187   5.060   4.959
100:12             5.495   5.479   5.455   5.357   5.249   5.171   5.038   4.933
100:13             5.493   5.475   5.450   5.349   5.236   5.154   5.016   4.906
100:14             5.490   5.472   5.445   5.340   5.223   5.138   4.994   4.880
100:15             5.487   5.468   5.441   5.332   5.209   5.121   4.972   4.853
100:16             5.484   5.465   5.436   5.323   5.196   5.105   4.950   4.827
100:17             5.481   5.461   5.432   5.314   5.183   5.088   4.928   4.801
--------------------------------------------------------------------------------
Avg Life          18.005  13.513   9.868   4.491   2.623   2.056   1.509   1.246
Duration          10.859   8.749   6.786   3.587   2.349   1.881   1.406   1.171
First Pay           1/13    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            6/33    6/33    6/33    6/33    7/29    1/07   11/05    6/05

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                     3:11:45 pm June 26, 2003
Fixed Income Research       MAST0306I 30 year 6.0   Margarita Genis mgenis@rhino
cmoproj.596                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
9A6      1,444,000.00   5.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.5000   06/30/03      30 year   5.90   359.11   325.0PSA      98:00

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
97:16              5.763   5.812   5.884   6.173   6.488   6.717   7.108   7.419
97:17              5.760   5.808   5.880   6.164   6.474   6.700   7.085   7.392
97:18              5.757   5.804   5.875   6.154   6.460   6.683   7.062   7.364
97:19              5.754   5.801   5.870   6.145   6.446   6.666   7.039   7.336
97:20              5.751   5.797   5.865   6.136   6.433   6.648   7.016   7.309
97:21              5.748   5.793   5.860   6.127   6.419   6.631   6.993   7.281
97:22              5.745   5.790   5.856   6.118   6.405   6.614   6.970   7.254
97:23              5.742   5.786   5.851   6.109   6.391   6.597   6.947   7.226

97:24              5.739   5.782   5.846   6.100   6.378   6.580   6.924   7.198
97:25              5.736   5.778   5.841   6.091   6.364   6.563   6.902   7.171
97:26              5.733   5.775   5.837   6.082   6.350   6.546   6.879   7.143
97:27              5.731   5.771   5.832   6.073   6.337   6.529   6.856   7.116
97:28              5.728   5.767   5.827   6.064   6.323   6.512   6.833   7.088
97:29              5.725   5.764   5.822   6.055   6.309   6.494   6.810   7.061
97:30              5.722   5.760   5.818   6.046   6.296   6.477   6.787   7.033
97:31              5.719   5.756   5.813   6.037   6.282   6.460   6.764   7.006

98:00              5.716   5.753   5.808   6.028   6.268   6.443   6.741   6.979
98:01              5.713   5.749   5.803   6.019   6.255   6.426   6.719   6.951
98:02              5.710   5.745   5.799   6.009   6.241   6.409   6.696   6.924
98:03              5.707   5.742   5.794   6.000   6.227   6.392   6.673   6.896
98:04              5.704   5.738   5.789   5.991   6.214   6.375   6.650   6.869
98:05              5.701   5.734   5.784   5.982   6.200   6.358   6.627   6.842
98:06              5.698   5.731   5.780   5.973   6.186   6.341   6.605   6.814
98:07              5.695   5.727   5.775   5.964   6.173   6.324   6.582   6.787

98:08              5.692   5.723   5.770   5.956   6.159   6.307   6.559   6.760
98:09              5.689   5.720   5.765   5.947   6.146   6.290   6.536   6.732
98:10              5.686   5.716   5.761   5.938   6.132   6.273   6.514   6.705
98:11              5.683   5.712   5.756   5.929   6.118   6.256   6.491   6.678
98:12              5.680   5.709   5.751   5.920   6.105   6.239   6.468   6.650
98:13              5.678   5.705   5.747   5.911   6.091   6.222   6.446   6.623
98:14              5.675   5.702   5.742   5.902   6.078   6.206   6.423   6.596
98:15              5.672   5.698   5.737   5.893   6.064   6.189   6.400   6.569
--------------------------------------------------------------------------------
Avg Life          18.005  13.513   9.868   4.491   2.623   2.056   1.509   1.246
Duration          10.760   8.652   6.687   3.518   2.325   1.863   1.391   1.157
First Pay           1/13    7/03    7/03    7/03    7/03    7/03    7/03    7/03
Last Pay            6/33    6/33    6/33    6/33    8/09    1/07   11/05    6/05

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:56:04 pm June 13, 2003
Fixed Income Research    MAST0306I 30 year 6.0   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
9A7     10,702,000.00   5.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.5000   06/30/03      30 year   5.90   359.11   325.0PSA     103:14

Price                PSA     PSA     PSA     PSA     PSA     PSA     PSA     PSA
                     100     150     200     325     400     500     750    1000
--------------------------------------------------------------------------------
102:30             5.228   5.204   5.183   5.138   5.116   5.088   4.885   4.670
102:31             5.225   5.201   5.179   5.134   5.112   5.084   4.879   4.662
103:00             5.222   5.198   5.176   5.130   5.108   5.079   4.873   4.653
103:01             5.219   5.194   5.172   5.126   5.104   5.075   4.867   4.645
103:02             5.216   5.191   5.169   5.122   5.100   5.071   4.860   4.637
103:03             5.213   5.188   5.165   5.118   5.096   5.066   4.854   4.628
103:04             5.210   5.185   5.162   5.114   5.091   5.062   4.848   4.620
103:05             5.207   5.181   5.158   5.111   5.087   5.057   4.841   4.612

103:06             5.204   5.178   5.155   5.107   5.083   5.053   4.835   4.604
103:07             5.201   5.175   5.151   5.103   5.079   5.049   4.829   4.595
103:08             5.198   5.171   5.148   5.099   5.075   5.044   4.823   4.587
103:09             5.194   5.168   5.144   5.095   5.071   5.040   4.816   4.579
103:10             5.191   5.165   5.141   5.091   5.067   5.035   4.810   4.571
103:11             5.188   5.161   5.137   5.087   5.063   5.031   4.804   4.562
103:12             5.185   5.158   5.134   5.083   5.059   5.027   4.798   4.554
103:13             5.182   5.155   5.130   5.079   5.054   5.022   4.791   4.546

103:14             5.179   5.152   5.127   5.075   5.050   5.018   4.785   4.538
103:15             5.176   5.148   5.123   5.071   5.046   5.014   4.779   4.529
103:16             5.173   5.145   5.120   5.068   5.042   5.009   4.773   4.521
103:17             5.170   5.142   5.116   5.064   5.038   5.005   4.766   4.513
103:18             5.167   5.138   5.113   5.060   5.034   5.000   4.760   4.505
103:19             5.164   5.135   5.109   5.056   5.030   4.996   4.754   4.496
103:20             5.161   5.132   5.106   5.052   5.026   4.992   4.748   4.488
103:21             5.158   5.128   5.102   5.048   5.022   4.987   4.741   4.480

103:22             5.155   5.125   5.099   5.044   5.017   4.983   4.735   4.472
103:23             5.151   5.122   5.095   5.040   5.013   4.979   4.729   4.464
103:24             5.148   5.119   5.092   5.036   5.009   4.974   4.723   4.455
103:25             5.145   5.115   5.088   5.032   5.005   4.970   4.717   4.447
103:26             5.142   5.112   5.085   5.029   5.001   4.966   4.710   4.439
103:27             5.139   5.109   5.081   5.025   4.997   4.961   4.704   4.431
103:28             5.136   5.106   5.078   5.021   4.993   4.957   4.698   4.423
103:29             5.133   5.102   5.075   5.017   4.989   4.953   4.692   4.414
--------------------------------------------------------------------------------
Avg Life          15.326  13.733  12.531  10.572   9.821   9.002   5.732   4.163
Duration           9.794   9.135   8.612   7.698   7.318   6.880   4.815   3.652
First Pay           7/08    7/08    7/08    7/08    7/08    7/08    2/08    1/07
Last Pay            6/33    6/33    6/33    6/33    6/33    6/33   10/29    8/08

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS Warburg LLC                                         8:56:20 am June 11, 2003
Fixed Income Research    MAST0306A 30 year 6.6   Eric Douphars douphaer@fiunmr45
cmoproj.583                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
1A1     31,214,000.00   5.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.5000   06/30/03      30 year   5.89   359.97   150.0PSA      90:00

Senior Bond, 95.77 percent of deal

Price                                    PSA      PSA      PSA      PSA      PSA
                                           0      100      325      400      500
--------------------------------------------------------------------------------
90:00                                  6.521    6.996    8.110    8.466    8.922
--------------------------------------------------------------------------------
Avg Life                              19.222   11.213    5.219    4.419    3.686
Duration                              10.256    6.801    3.827    3.364    2.913
First Pay                               7/03     7/03     7/03     7/03     7/03
Last Pay                                6/33     6/33     6/33     6/33     6/33

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS Warburg LLC                                         8:58:15 am June 11, 2003
Fixed Income Research    MAST0306B 30 year 5.4   Eric Douphars douphaer@fiunmr45
cmoproj.583                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
2A1     28,458,647.81   5.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.5000   06/30/03      30 year   6.06   358.00   325.0PSA      90:00

Senior Bond, 96.63 percent of deal

Price                                    PSA      PSA      PSA      PSA      PSA
                                           0      100      325      400      500
--------------------------------------------------------------------------------
90:00                                      7        7        8        9        9
--------------------------------------------------------------------------------
Avg Life                                  19       11        5        4        4
Duration                                  10        7        4        3        3
First Pay                               7/03     7/03     7/03     7/03     7/03
Last Pay                                4/33     4/33     4/33     4/33     4/33

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS Warburg LLC                                         9:05:04 am June 11, 2003
Fixed Income Research    MAST0306D 30 year 0.0   Eric Douphars douphaer@fiunmr45
cmoproj.583                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
4A1     51,715,719.98   4.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          4.5000   06/30/03      30 year   5.51   118.00   325.0PSA      90:00

Senior Bond, 98.90 percent of deal

Price                                    PSA      PSA      PSA      PSA      PSA
                                           0      100      325      400      500
--------------------------------------------------------------------------------
90:00                                  6.843    7.181    8.005    8.292    8.680
--------------------------------------------------------------------------------
Avg Life                               5.385    4.650    3.465    3.177    2.853
Duration                               4.322    3.755    2.847    2.627    2.379
First Pay                               7/03     7/03     7/03     7/03     7/03
Last Pay                                4/13     4/13     4/13     4/13     4/13

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                    12:39:46 pm June 13, 2003
Fixed Income Research    MAST0306E 30 year 5.1   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
5A1    100,001,854.70   5.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.5000   06/30/03      30 year   5.99   358.00   325.0PSA      90:00

Price                                    PSA      PSA      PSA      PSA      PSA
                                           0      100      325      400      500
--------------------------------------------------------------------------------
90:00                                  6.522    7.008    8.174    8.554    9.048
--------------------------------------------------------------------------------
Avg Life                              19.156   11.111    5.094    4.291    3.556
Duration                              10.244    6.740    3.727    3.258    2.802
First Pay                               7/03     7/03     7/03     7/03     7/03
Last Pay                                4/33     4/33     4/33     4/33     4/33

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:48:33 pm June 13, 2003
Fixed Income Research    MAST0306G 30 year 5.7   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
7A1     51,745,000.00   5.00000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.0000   06/30/03      30 year   6.00   240.00   325.0PSA      90:00

Price                                    PSA      PSA      PSA      PSA      PSA
                                           0      100      325      400      500
--------------------------------------------------------------------------------
90:00                                  6.298    6.717    7.731    8.067    8.503
--------------------------------------------------------------------------------
Avg Life                              11.976    8.485    4.777    4.145    3.528
Duration                               7.943    5.906    3.658    3.253    2.846
First Pay                               7/03     7/03     7/03     7/03     7/03
Last Pay                                6/23     6/23     6/23     6/23     6/23

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

                                                                         Cmoproj
UBS                                                    12:50:35 pm June 13, 2003
Fixed Income Research    MAST0306H 30 year 6.1   Eric Douphars douphaer@fiunmr45
cmoproj.595                                                               Page 1

Bond          Balance    Coupon   Delay     Factor   Index     Value     Reset   Multiplier       Cap
-----------------------------------------------------------------------------------------------------
8A1    112,142,973.01   5.50000      24   1.000000           -1.0000        --           --        --

Floor      Current     Settle         Deal    WAC      WAM    Pricing   Duration
            Coupon       Date                                   Speed       @ Px
--------------------------------------------------------------------------------
--          5.5000   06/30/03      30 year   6.37   358.00   325.0PSA      90:00

Price                                    PSA      PSA      PSA      PSA      PSA
                                           0      100      325      400      500
--------------------------------------------------------------------------------
90:00                                  6.513    7.000    8.173    8.556    9.054
--------------------------------------------------------------------------------
Avg Life                              19.397   11.197    5.096    4.287    3.547
Duration                              10.343    6.779    3.728    3.256    2.798
First Pay                               7/03     7/03     7/03     7/03     7/03
Last Pay                                4/33     4/33     4/33     4/33     4/33

The information contained herein is privileged, confidential and intended for use only by the addressee. Numerous assumptions were used in preparing the information, however, there is no certainty that the parameters and assumptions can be duplicated with actual trades. As such, no assurance can be given as to either its accuracy, appropriateness or completeness. This material should not be construed as either projections or predictions nor as legal, tax, financial or accounting advice. The material is provided for informational purposes only, and is not intended as an offer or solicitation to purchasses or sell securities. UBS Securities LLC PaineWebber Incorporated and/or Mitchell Hutchins Asset Management Inc., affiliated companies and/or their officers, directors and employees may at times have a position, including a short position in the securities described herein.

DEC TABLES REPORT
Deal: MAST0306A    Bond Name: 1A1

               Date             1A1             1A1             1A1             1A1             1A1
                                  0             100             325             400             500
          6/25/2003             100             100             100             100             100
          6/25/2004              99              97              94              93              92
          6/25/2005              97              92              81              78              73
          6/25/2006              96              86              65              58              50
          6/25/2007              95              79              51              43              34
          6/25/2008              93              73              39              31              22
          6/25/2009              91              67              31              23              15
          6/25/2010              89              62              24              17              10
          6/25/2011              88              57              19              12               6
          6/25/2012              86              52              15               9               4
          6/25/2013              83              48              11               7               3
          6/25/2014              81              44               9               5               2
          6/25/2015              79              40               7               4               1
          6/25/2016              76              36               5               3               1
          6/25/2017              74              33               4               2               1
          6/25/2018              71              30               3               1               *
          6/25/2019              68              27               3               1               *
          6/25/2020              64              24               2               1               *
          6/25/2021              61              21               1               1               *
          6/25/2022              57              19               1               *               *
          6/25/2023              54              17               1               *               *
          6/25/2024              50              14               1               *               *
          6/25/2025              45              12               *               *               *
          6/25/2026              41              10               *               *               *
          6/25/2027              36               9               *               *               *
          6/25/2028              31               7               *               *               *
          6/25/2029              25               5               *               *               *
          6/25/2030              20               4               *               *               *
          6/25/2031              13               3               *               *               *
          6/25/2032               7               1               *               *               *
          6/25/2033               0               0               0               0               0
          6/25/2034               0               0               0               0               0
          6/25/2035               0               0               0               0               0
          6/25/2036               0               0               0               0               0
          6/25/2037               0               0               0               0               0
          6/25/2038               0               0               0               0               0
          6/25/2039               0               0               0               0               0
          6/25/2040               0               0               0               0               0
          6/25/2041               0               0               0               0               0
          6/25/2042               0               0               0               0               0
          6/25/2043               0               0               0               0               0

Average Life(Years)           19.22           11.21            5.22            4.42            3.69
Average Life(Years)   19.2223775151   11.2128880863    5.2188084573    4.4193091543    3.6862991284

NO DISCLAIMER

DEC TABLES REPORT
Deal: MAST0306B    Bond Name: 2A1

               Date             2A1             2A1             2A1             2A1             2A1
                                  0             100             325             400             500
          6/25/2003             100             100             100             100             100
          6/25/2004              99              97              93              92              90
          6/25/2005              97              92              79              75              70
          6/25/2006              96              85              62              56              48
          6/25/2007              95              78              49              41              32
          6/25/2008              93              72              38              30              21
          6/25/2009              91              67              30              22              14
          6/25/2010              90              61              23              16               9
          6/25/2011              88              56              18              12               6
          6/25/2012              86              52              14               9               4
          6/25/2013              84              47              11               6               3
          6/25/2014              81              43               9               5               2
          6/25/2015              79              40               7               3               1
          6/25/2016              76              36               5               3               1
          6/25/2017              74              33               4               2               1
          6/25/2018              71              29               3               1               *
          6/25/2019              68              27               2               1               *
          6/25/2020              65              24               2               1               *
          6/25/2021              61              21               1               1               *
          6/25/2022              58              19               1               *               *
          6/25/2023              54              16               1               *               *
          6/25/2024              50              14               1               *               *
          6/25/2025              45              12               *               *               *
          6/25/2026              41              10               *               *               *
          6/25/2027              36               8               *               *               *
          6/25/2028              30               7               *               *               *
          6/25/2029              25               5               *               *               *
          6/25/2030              19               4               *               *               *
          6/25/2031              13               2               *               *               *
          6/25/2032               6               1               *               *               *
          6/25/2033               0               0               0               0               0
          6/25/2034               0               0               0               0               0
          6/25/2035               0               0               0               0               0
          6/25/2036               0               0               0               0               0
          6/25/2037               0               0               0               0               0
          6/25/2038               0               0               0               0               0
          6/25/2039               0               0               0               0               0
          6/25/2040               0               0               0               0               0
          6/25/2041               0               0               0               0               0
          6/25/2042               0               0               0               0               0
          6/25/2043               0               0               0               0               0

Average Life(Years)           19.20           11.12            5.08            4.28            3.54
Average Life(Years)   19.2048786259   11.1192583542    5.0798983229    4.2760279642    3.5395701964

NO DISCLAIMER

DEC TABLES REPORT
Deal: MAST0306C    Bond Name: 3A1

               Date             3A1             3A1             3A1             3A1             3A1
                                  0             100             325             400             500
          6/25/2003             100             100             100             100             100
          6/25/2004              96              94              91              90              89
          6/25/2005              91              86              76              72              68
          6/25/2006              86              77              58              52              45
          6/25/2007              81              68              44              37              29
          6/25/2008              76              60              33              26              19
          6/25/2009              70              52              24              18              12
          6/25/2010              64              44              18              12               8
          6/25/2011              58              38              13               8               5
          6/25/2012              51              31               9               6               3
          6/25/2013              44              25               6               4               2
          6/25/2014              36              20               4               2               1
          6/25/2015              28              14               3               1               1
          6/25/2016              20              10               1               1               *
          6/25/2017              11               5               1               *               *
          6/25/2018               0               0               0               0               0
          6/25/2019               0               0               0               0               0
          6/25/2020               0               0               0               0               0
          6/25/2021               0               0               0               0               0
          6/25/2022               0               0               0               0               0
          6/25/2023               0               0               0               0               0
          6/25/2024               0               0               0               0               0
          6/25/2025               0               0               0               0               0
          6/25/2026               0               0               0               0               0
          6/25/2027               0               0               0               0               0
          6/25/2028               0               0               0               0               0
          6/25/2029               0               0               0               0               0
          6/25/2030               0               0               0               0               0
          6/25/2031               0               0               0               0               0
          6/25/2032               0               0               0               0               0
          6/25/2033               0               0               0               0               0
          6/25/2034               0               0               0               0               0
          6/25/2035               0               0               0               0               0
          6/25/2036               0               0               0               0               0
          6/25/2037               0               0               0               0               0
          6/25/2038               0               0               0               0               0
          6/25/2039               0               0               0               0               0
          6/25/2040               0               0               0               0               0
          6/25/2041               0               0               0               0               0
          6/25/2042               0               0               0               0               0
          6/25/2043               0               0               0               0               0

Average Life(Years)            8.67            6.77            4.32            3.84            3.33
Average Life(Years)    8.6663389428    6.7681793596    4.3241358982    3.8365049499    3.3339195730

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MAST0306C    Bond Name: 3A2

               Date             3PF             3PF             3PF             3PF             3PF
                                  0             100             325             400             500
          6/25/2003             100             100             100             100             100
          6/25/2004              94              92              91              91              91
          6/25/2005              87              80              79              79              79
          6/25/2006              80              67              64              64              64
          6/25/2007              73              54              50              50              42
          6/25/2008              65              42              37              37              27
          6/25/2009              57              31              26              26              17
          6/25/2010              49              21              18              18              11
          6/25/2011              40              12              12              12               7
          6/25/2012              30               8               8               8               4
          6/25/2013              20               5               5               5               2
          6/25/2014               9               3               3               3               1
          6/25/2015               2               2               2               2               1
          6/25/2016               1               1               1               1               *
          6/25/2017               *               *               *               *               *
          6/25/2018               0               0               0               0               0
          6/25/2019               0               0               0               0               0
          6/25/2020               0               0               0               0               0
          6/25/2021               0               0               0               0               0
          6/25/2022               0               0               0               0               0
          6/25/2023               0               0               0               0               0
          6/25/2024               0               0               0               0               0
          6/25/2025               0               0               0               0               0
          6/25/2026               0               0               0               0               0
          6/25/2027               0               0               0               0               0
          6/25/2028               0               0               0               0               0
          6/25/2029               0               0               0               0               0
          6/25/2030               0               0               0               0               0
          6/25/2031               0               0               0               0               0
          6/25/2032               0               0               0               0               0
          6/25/2033               0               0               0               0               0
          6/25/2034               0               0               0               0               0
          6/25/2035               0               0               0               0               0
          6/25/2036               0               0               0               0               0
          6/25/2037               0               0               0               0               0
          6/25/2038               0               0               0               0               0
          6/25/2039               0               0               0               0               0
          6/25/2040               0               0               0               0               0
          6/25/2041               0               0               0               0               0
          6/25/2042               0               0               0               0               0
          6/25/2043               0               0               0               0               0

Average Life(Years)            6.60            4.72            4.49            4.49            3.99
Average Life(Years)    6.6006679560    4.7183566259    4.4909392247    4.4909392247    3.9861132388

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MAST0306C    Bond Name: 3A3

               Date             3PS             3PS             3PS             3PS             3PS
                                  0             100             325             400             500
          6/25/2003             100             100             100             100             100
          6/25/2004              94              92              91              91              91
          6/25/2005              87              80              79              79              79
          6/25/2006              80              67              64              64              64
          6/25/2007              73              54              50              50              42
          6/25/2008              65              42              37              37              27
          6/25/2009              57              31              26              26              17
          6/25/2010              49              21              18              18              11
          6/25/2011              40              12              12              12               7
          6/25/2012              30               8               8               8               4
          6/25/2013              20               5               5               5               2
          6/25/2014               9               3               3               3               1
          6/25/2015               2               2               2               2               1
          6/25/2016               1               1               1               1               *
          6/25/2017               *               *               *               *               *
          6/25/2018               0               0               0               0               0
          6/25/2019               0               0               0               0               0
          6/25/2020               0               0               0               0               0
          6/25/2021               0               0               0               0               0
          6/25/2022               0               0               0               0               0
          6/25/2023               0               0               0               0               0
          6/25/2024               0               0               0               0               0
          6/25/2025               0               0               0               0               0
          6/25/2026               0               0               0               0               0
          6/25/2027               0               0               0               0               0
          6/25/2028               0               0               0               0               0
          6/25/2029               0               0               0               0               0
          6/25/2030               0               0               0               0               0
          6/25/2031               0               0               0               0               0
          6/25/2032               0               0               0               0               0
          6/25/2033               0               0               0               0               0
          6/25/2034               0               0               0               0               0
          6/25/2035               0               0               0               0               0
          6/25/2036               0               0               0               0               0
          6/25/2037               0               0               0               0               0
          6/25/2038               0               0               0               0               0
          6/25/2039               0               0               0               0               0
          6/25/2040               0               0               0               0               0
          6/25/2041               0               0               0               0               0
          6/25/2042               0               0               0               0               0
          6/25/2043               0               0               0               0               0

Average Life(Years)            6.60            4.72            4.49            4.49            3.99
Average Life(Years)    6.6006679560    4.7183566259    4.4909392247    4.4909392247    3.9861132388

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MAST0306C    Bond Name: 3A4

               Date             3CX             3CX             3CX             3CX             3CX
                                  0             100             325             400             500
          6/25/2003             100             100             100             100             100
          6/25/2004             100             100              91              87              82
          6/25/2005             100             100              69              58              43
          6/25/2006             100             100              45              26               2
          6/25/2007             100             100              29               8               0
          6/25/2008             100             100              22               *               0
          6/25/2009             100             100              20               *               0
          6/25/2010             100             100              17               *               0
          6/25/2011             100              97              14               *               0
          6/25/2012             100              85              11               *               0
          6/25/2013             100              72               9               *               0
          6/25/2014             100              58               6               *               0
          6/25/2015              90              44               4               *               0
          6/25/2016              64              29               2               *               0
          6/25/2017              37              16               1               *               0
          6/25/2018               0               0               0               *               0
          6/25/2019               0               0               0               *               0
          6/25/2020               0               0               0               *               0
          6/25/2021               0               0               0               *               0
          6/25/2022               0               0               0               *               0
          6/25/2023               0               0               0               *               0
          6/25/2024               0               0               0               *               0
          6/25/2025               0               0               0               *               0
          6/25/2026               0               0               0               *               0
          6/25/2027               0               0               0               *               0
          6/25/2028               0               0               0               *               0
          6/25/2029               0               0               0               *               0
          6/25/2030               0               0               0               *               0
          6/25/2031               0               0               0               *               0
          6/25/2032               0               0               0               *               0
          6/25/2033               0               0               0               *               0
          6/25/2034               0               0               0               *               0
          6/25/2035               0               0               0               *               0
          6/25/2036               0               0               0               *               0
          6/25/2037               0               0               0               *               0
          6/25/2038               0               0               0               *               0
          6/25/2039               0               0               0               *               0
          6/25/2040               0               0               0               *               0
          6/25/2041               0               0               0               *               0
          6/25/2042               0               0               0               *               0
          6/25/2043               0               0               0               *               0

Average Life(Years)           13.49           11.55            3.94            2.31            1.81
Average Life(Years)   13.4850903169   11.5499602812    3.9350208049    2.3098551528    1.8124966825

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MAST0306C    Bond Name: 3A5

               Date             3PC             3PC             3PC             3PC             3PC
                                  0             100             325             400             500
          6/25/2003             100             100             100             100             100
          6/25/2004              94              92              91              91              91
          6/25/2005              87              80              79              79              79
          6/25/2006              80              67              64              64              64
          6/25/2007              73              54              50              50              42
          6/25/2008              65              42              37              37              27
          6/25/2009              57              31              26              26              17
          6/25/2010              49              21              18              18              11
          6/25/2011              40              12              12              12               7
          6/25/2012              30               8               8               8               4
          6/25/2013              20               5               5               5               2
          6/25/2014               9               3               3               3               1
          6/25/2015               2               2               2               2               1
          6/25/2016               1               1               1               1               *
          6/25/2017               *               *               *               *               *
          6/25/2018               0               0               0               0               0
          6/25/2019               0               0               0               0               0
          6/25/2020               0               0               0               0               0
          6/25/2021               0               0               0               0               0
          6/25/2022               0               0               0               0               0
          6/25/2023               0               0               0               0               0
          6/25/2024               0               0               0               0               0
          6/25/2025               0               0               0               0               0
          6/25/2026               0               0               0               0               0
          6/25/2027               0               0               0               0               0
          6/25/2028               0               0               0               0               0
          6/25/2029               0               0               0               0               0
          6/25/2030               0               0               0               0               0
          6/25/2031               0               0               0               0               0
          6/25/2032               0               0               0               0               0
          6/25/2033               0               0               0               0               0
          6/25/2034               0               0               0               0               0
          6/25/2035               0               0               0               0               0
          6/25/2036               0               0               0               0               0
          6/25/2037               0               0               0               0               0
          6/25/2038               0               0               0               0               0
          6/25/2039               0               0               0               0               0
          6/25/2040               0               0               0               0               0
          6/25/2041               0               0               0               0               0
          6/25/2042               0               0               0               0               0
          6/25/2043               0               0               0               0               0

Average Life(Years)            6.60            4.72            4.49            4.49            3.99
Average Life(Years)    6.6006679560    4.7183566259    4.4909392247    4.4909392247    3.9861132388

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MAST0306D    Bond Name: 4A1

               Date             4A1             4A1             4A1             4A1             4A1
                                  0             100             325             400             500
          6/25/2003         100.000         100.000         100.000         100.000         100.000
          6/25/2004          92.118          90.533          86.947          85.747          84.141
          6/25/2005          83.791          78.932          68.402          65.015          60.596
          6/25/2006          74.994          66.427          49.320          44.257          37.985
          6/25/2007          65.699          54.659          34.639          29.291          23.075
          6/25/2008          55.878          43.662          23.595          18.785          13.551
          6/25/2009          45.503          33.400          15.400          11.544           7.624
          6/25/2010          34.541          23.819           9.370           6.611           3.993
          6/25/2011          22.959          14.877           4.998           3.321           1.836
          6/25/2012          10.723           6.530           1.876           1.175           0.596
          6/25/2013           0.000           0.000           0.000           0.000           0.000
          6/25/2014           0.000           0.000           0.000           0.000           0.000
          6/25/2015           0.000           0.000           0.000           0.000           0.000
          6/25/2016           0.000           0.000           0.000           0.000           0.000
          6/25/2017           0.000           0.000           0.000           0.000           0.000
          6/25/2018           0.000           0.000           0.000           0.000           0.000
          6/25/2019           0.000           0.000           0.000           0.000           0.000
          6/25/2020           0.000           0.000           0.000           0.000           0.000
          6/25/2021           0.000           0.000           0.000           0.000           0.000
          6/25/2022           0.000           0.000           0.000           0.000           0.000
          6/25/2023           0.000           0.000           0.000           0.000           0.000
          6/25/2024           0.000           0.000           0.000           0.000           0.000
          6/25/2025           0.000           0.000           0.000           0.000           0.000
          6/25/2026           0.000           0.000           0.000           0.000           0.000
          6/25/2027           0.000           0.000           0.000           0.000           0.000
          6/25/2028           0.000           0.000           0.000           0.000           0.000
          6/25/2029           0.000           0.000           0.000           0.000           0.000
          6/25/2030           0.000           0.000           0.000           0.000           0.000
          6/25/2031           0.000           0.000           0.000           0.000           0.000
          6/25/2032           0.000           0.000           0.000           0.000           0.000
          6/25/2033           0.000           0.000           0.000           0.000           0.000
          6/25/2034           0.000           0.000           0.000           0.000           0.000
          6/25/2035           0.000           0.000           0.000           0.000           0.000
          6/25/2036           0.000           0.000           0.000           0.000           0.000
          6/25/2037           0.000           0.000           0.000           0.000           0.000
          6/25/2038           0.000           0.000           0.000           0.000           0.000
          6/25/2039           0.000           0.000           0.000           0.000           0.000
          6/25/2040           0.000           0.000           0.000           0.000           0.000
          6/25/2041           0.000           0.000           0.000           0.000           0.000
          6/25/2042           0.000           0.000           0.000           0.000           0.000
          6/25/2043           0.000           0.000           0.000           0.000           0.000

Average Life(Years)            5.39            4.65            3.47            3.18            2.85
Average Life(Years)    5.3853052755    4.6502522283    3.4653001118    3.1767882883    2.8526721254

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MAST0306E    Bond Name: 5A1

               Date             5A1             5A1             5A1             5A1             5A1
                                  0             100             325             400             500
          6/25/2003             100             100             100             100             100
          6/25/2004              99              97              93              92              90
          6/25/2005              97              92              79              75              70
          6/25/2006              96              85              63              56              48
          6/25/2007              95              78              49              41              32
          6/25/2008              93              72              38              30              21
          6/25/2009              91              67              30              22              14
          6/25/2010              89              61              23              16               9
          6/25/2011              88              56              18              12               6
          6/25/2012              86              52              14               9               4
          6/25/2013              83              47              11               6               3
          6/25/2014              81              43               9               5               2
          6/25/2015              79              40               7               3               1
          6/25/2016              76              36               5               3               1
          6/25/2017              74              33               4               2               1
          6/25/2018              71              29               3               1               *
          6/25/2019              68              26               2               1               *
          6/25/2020              64              24               2               1               *
          6/25/2021              61              21               1               1               *
          6/25/2022              57              19               1               *               *
          6/25/2023              53              16               1               *               *
          6/25/2024              49              14               1               *               *
          6/25/2025              45              12               *               *               *
          6/25/2026              40              10               *               *               *
          6/25/2027              35               8               *               *               *
          6/25/2028              30               7               *               *               *
          6/25/2029              25               5               *               *               *
          6/25/2030              19               4               *               *               *
          6/25/2031              12               2               *               *               *
          6/25/2032               6               1               *               *               *
          6/25/2033               0               0               0               0               0
          6/25/2034               0               0               0               0               0
          6/25/2035               0               0               0               0               0
          6/25/2036               0               0               0               0               0
          6/25/2037               0               0               0               0               0
          6/25/2038               0               0               0               0               0
          6/25/2039               0               0               0               0               0
          6/25/2040               0               0               0               0               0
          6/25/2041               0               0               0               0               0
          6/25/2042               0               0               0               0               0
          6/25/2043               0               0               0               0               0

Average Life(Years)           19.16           11.11            5.09            4.29            3.56
Average Life(Years)   19.1558528978   11.1113215477    5.0936193647    4.2914832928    3.5562535209

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MAST0306F    Bond Name: 6A1

               Date             6A1             6A1             6A1             6A1             6A1
                                  0             100             325             400             500
          6/25/2003             100             100             100             100             100
          6/25/2004              99              97              94              93              92
          6/25/2005              97              92              81              77              73
          6/25/2006              96              86              64              58              50
          6/25/2007              95              79              50              43              34
          6/25/2008              93              73              39              31              22
          6/25/2009              91              67              31              23              15
          6/25/2010              89              62              24              17              10
          6/25/2011              88              57              19              12               6
          6/25/2012              86              52              15               9               4
          6/25/2013              83              48              11               7               3
          6/25/2014              81              44               9               5               2
          6/25/2015              79              40               7               4               1
          6/25/2016              76              36               5               3               1
          6/25/2017              74              33               4               2               1
          6/25/2018              71              30               3               1               *
          6/25/2019              68              27               3               1               *
          6/25/2020              64              24               2               1               *
          6/25/2021              61              21               1               1               *
          6/25/2022              57              19               1               *               *
          6/25/2023              54              16               1               *               *
          6/25/2024              49              14               1               *               *
          6/25/2025              45              12               *               *               *
          6/25/2026              41              10               *               *               *
          6/25/2027              36               9               *               *               *
          6/25/2028              31               7               *               *               *
          6/25/2029              25               5               *               *               *
          6/25/2030              19               4               *               *               *
          6/25/2031              13               2               *               *               *
          6/25/2032               7               1               *               *               *
          6/25/2033               0               0               0               0               0
          6/25/2034               0               0               0               0               0
          6/25/2035               0               0               0               0               0
          6/25/2036               0               0               0               0               0
          6/25/2037               0               0               0               0               0
          6/25/2038               0               0               0               0               0
          6/25/2039               0               0               0               0               0
          6/25/2040               0               0               0               0               0
          6/25/2041               0               0               0               0               0
          6/25/2042               0               0               0               0               0
          6/25/2043               0               0               0               0               0

Average Life(Years)           19.20           11.19            5.20            4.40            3.66
Average Life(Years)   19.2008449388   11.1925246548    5.1973520204    4.3975814510    3.6643146333

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MAST0306F    Bond Name: 6A2

               Date             6A2             6A2             6A2             6A2             6A2
                                  0             100             325             400             500
          6/25/2003             100             100             100             100             100
          6/25/2004              99              97              94              93              92
          6/25/2005              97              92              81              77              73
          6/25/2006              96              86              64              58              50
          6/25/2007              95              79              50              43              34
          6/25/2008              93              73              39              31              22
          6/25/2009              91              67              31              23              15
          6/25/2010              89              62              24              17              10
          6/25/2011              88              57              19              12               6
          6/25/2012              86              52              15               9               4
          6/25/2013              83              48              11               7               3
          6/25/2014              81              44               9               5               2
          6/25/2015              79              40               7               4               1
          6/25/2016              76              36               5               3               1
          6/25/2017              74              33               4               2               1
          6/25/2018              71              30               3               1               *
          6/25/2019              68              27               3               1               *
          6/25/2020              64              24               2               1               *
          6/25/2021              61              21               1               1               *
          6/25/2022              57              19               1               *               *
          6/25/2023              54              16               1               *               *
          6/25/2024              49              14               1               *               *
          6/25/2025              45              12               *               *               *
          6/25/2026              41              10               *               *               *
          6/25/2027              36               9               *               *               *
          6/25/2028              31               7               *               *               *
          6/25/2029              25               5               *               *               *
          6/25/2030              19               4               *               *               *
          6/25/2031              13               2               *               *               *
          6/25/2032               7               1               *               *               *
          6/25/2033               0               0               0               0               0
          6/25/2034               0               0               0               0               0
          6/25/2035               0               0               0               0               0
          6/25/2036               0               0               0               0               0
          6/25/2037               0               0               0               0               0
          6/25/2038               0               0               0               0               0
          6/25/2039               0               0               0               0               0
          6/25/2040               0               0               0               0               0
          6/25/2041               0               0               0               0               0
          6/25/2042               0               0               0               0               0
          6/25/2043               0               0               0               0               0

Average Life(Years)           19.20           11.19            5.20            4.40            3.66
Average Life(Years)   19.2008449388   11.1925246548    5.1973520204    4.3975814510    3.6643146333

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MAST0306G    Bond Name: 7A1

               Date             7A1             7A1             7A1             7A1             7A1
                                  0             100             325             400             500
          6/25/2003             100             100             100             100             100
          6/25/2004              97              96              93              92              91
          6/25/2005              94              90              79              76              71
          6/25/2006              91              82              62              56              48
          6/25/2007              88              74              47              40              32
          6/25/2008              85              67              36              29              21
          6/25/2009              81              60              28              21              13
          6/25/2010              77              54              21              15               9
          6/25/2011              73              48              16              10               6
          6/25/2012              69              42              12               7               4
          6/25/2013              65              37               9               5               2
          6/25/2014              60              32               7               4               2
          6/25/2015              55              28               5               3               1
          6/25/2016              49              23               4               2               1
          6/25/2017              43              19               3               1               *
          6/25/2018              37              16               2               1               *
          6/25/2019              31              12               1               *               *
          6/25/2020              24               9               1               *               *
          6/25/2021              16               6               *               *               *
          6/25/2022               8               3               *               *               *
          6/25/2023               0               0               0               0               0
          6/25/2024               0               0               0               0               0
          6/25/2025               0               0               0               0               0
          6/25/2026               0               0               0               0               0
          6/25/2027               0               0               0               0               0
          6/25/2028               0               0               0               0               0
          6/25/2029               0               0               0               0               0
          6/25/2030               0               0               0               0               0
          6/25/2031               0               0               0               0               0
          6/25/2032               0               0               0               0               0
          6/25/2033               0               0               0               0               0
          6/25/2034               0               0               0               0               0
          6/25/2035               0               0               0               0               0
          6/25/2036               0               0               0               0               0
          6/25/2037               0               0               0               0               0
          6/25/2038               0               0               0               0               0
          6/25/2039               0               0               0               0               0
          6/25/2040               0               0               0               0               0
          6/25/2041               0               0               0               0               0
          6/25/2042               0               0               0               0               0
          6/25/2043               0               0               0               0               0

Average Life(Years)           11.98            8.49            4.78            4.14            3.53
Average Life(Years)   11.9762186805    8.4852954404    4.7767696218    4.1448207300    3.5284754070

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

DEC TABLES REPORT
Deal: MAST0306H    Bond Name: 8A1

               Date             8A1             8A1             8A1             8A1             8A1
                                  0             100             325             400             500
          6/25/2003             100             100             100             100             100
          6/25/2004              99              97              93              92              90
          6/25/2005              98              92              79              75              70
          6/25/2006              96              85              63              56              48
          6/25/2007              95              79              49              41              32
          6/25/2008              93              73              38              30              21
          6/25/2009              92              67              30              22              14
          6/25/2010              90              62              23              16               9
          6/25/2011              88              57              18              12               6
          6/25/2012              86              52              14               9               4
          6/25/2013              84              48              11               6               3
          6/25/2014              82              44               9               5               2
          6/25/2015              80              40               7               3               1
          6/25/2016              77              36               5               3               1
          6/25/2017              75              33               4               2               1
          6/25/2018              72              30               3               1               *
          6/25/2019              69              27               2               1               *
          6/25/2020              66              24               2               1               *
          6/25/2021              62              21               1               1               *
          6/25/2022              59              19               1               *               *
          6/25/2023              55              17               1               *               *
          6/25/2024              51              15               1               *               *
          6/25/2025              46              12               *               *               *
          6/25/2026              41              11               *               *               *
          6/25/2027              36               9               *               *               *
          6/25/2028              31               7               *               *               *
          6/25/2029              25               5               *               *               *
          6/25/2030              19               4               *               *               *
          6/25/2031              13               2               *               *               *
          6/25/2032               6               1               *               *               *
          6/25/2033               0               0               0               0               0
          6/25/2034               0               0               0               0               0
          6/25/2035               0               0               0               0               0
          6/25/2036               0               0               0               0               0
          6/25/2037               0               0               0               0               0
          6/25/2038               0               0               0               0               0
          6/25/2039               0               0               0               0               0
          6/25/2040               0               0               0               0               0
          6/25/2041               0               0               0               0               0
          6/25/2042               0               0               0               0               0
          6/25/2043               0               0               0               0               0

Average Life(Years)           19.40           11.20            5.10            4.29            3.55
Average Life(Years)   19.3970825569   11.1974907911    5.0963191765    4.2871871448    3.5467832275

NO DISCLAIMER
mast0306g6n - Price/Yield - 6A2

UBS WARBURG

Balance     $220,228,000.00      Delay                    24      WAC(1)     5.9
Coupon                    5      Dated              6/1/2003      NET(1)       5
Settle            6/30/2003      First Payment     7/25/2003      WAM(1)     359

             Price               1               2               3               4
                             Yield           Yield           Yield           Yield
            117-20           2.444           1.787           1.119          -0.406
            116-20           2.572           1.948           1.313          -0.135
            115-20           2.702           2.111           1.510           0.140
            114-20           2.834           2.276           1.710           0.418
            113-20           2.967           2.444           1.912           0.699
            112-20           3.103           2.613           2.117           0.985
            111-20           3.240           2.786           2.325           1.274
            110-20           3.380           2.960           2.535           1.566
            109-20           3.521           3.137           2.749           1.863
            108-20           3.664           3.317           2.965           2.164
            107-20           3.810           3.499           3.185           2.468
            106-20           3.958           3.684           3.408           2.777
            105-20           4.108           3.872           3.634           3.090
            104-20           4.260           4.063           3.863           3.408
            103-20           4.415           4.256           4.096           3.730
            102-20           4.572           4.453           4.332           4.057
            101-20           4.732           4.652           4.572           4.389
            100-20           4.894           4.855           4.815           4.725
             99-20           5.059           5.061           5.063           5.067
             98-20           5.227           5.270           5.314           5.413
             97-20           5.397           5.483           5.569           5.765
             96-20           5.571           5.699           5.829           6.122
             95-20           5.747           5.919           6.092           6.485
             94-20           5.927           6.143           6.360           6.854
             93-20           6.109           6.370           6.632           7.228
             92-20           6.295           6.602           6.909           7.609
             91-20           6.484           6.837           7.191           7.995
             90-20           6.677           7.077           7.478           8.389
             89-20           6.873           7.321           7.770           8.788
             88-20           7.073           7.570           8.066           9.195
             87-20           7.277           7.823           8.369           9.608
             86-20           7.484           8.081           8.676          10.029
             85-20           7.696           8.344           8.990          10.457

               WAL            7.99            6.01            4.80            3.29
          Mod Durn           6.088           4.872           4.055           2.935
     Mod Convexity           0.606           0.380           0.256           0.128
  Principal Window   Jul03 - Dec22   Jul03 - Aug18   Jul03 - Apr15   Jul03 - Jul10
Benchmark Maturity              NA              NA              NA              NA

            Prepay         100 PSA         150 PSA         200 PSA         325 PSA

             Price               5               6               7               8
                             Yield           Yield           Yield           Yield
            117-20          -1.184          -2.098          -3.998           2.444
            116-20          -0.874          -1.742          -3.549           2.572
            115-20          -0.560          -1.382          -3.094           2.702
            114-20          -0.243          -1.018          -2.633           2.834
            113-20           0.079          -0.649          -2.166           2.967
            112-20           0.405          -0.275          -1.694           3.103
            111-20           0.736           0.104          -1.215           3.240
            110-20           1.070           0.487          -0.729           3.380
            109-20           1.409           0.876          -0.238           3.521
            108-20           1.753           1.270           0.261           3.664
            107-20           2.101           1.669           0.766           3.810
            106-20           2.454           2.074           1.279           3.958
            105-20           2.812           2.484           1.798           4.108
            104-20           3.175           2.900           2.325           4.260
            103-20           3.543           3.322           2.859           4.415
            102-20           3.916           3.750           3.402           4.572
            101-20           4.295           4.184           3.952           4.732
            100-20           4.679           4.624           4.510           4.894
             99-20           5.069           5.071           5.076           5.059
             98-20           5.464           5.525           5.651           5.227
             97-20           5.866           5.985           6.235           5.397
             96-20           6.274           6.452           6.828           5.571
             95-20           6.688           6.927           7.430           5.747
             94-20           7.108           7.409           8.041           5.927
             93-20           7.535           7.898           8.662           6.109
             92-20           7.969           8.395           9.294           6.295
             91-20           8.410           8.901           9.935           6.484
             90-20           8.858           9.414          10.588           6.677
             89-20           9.314           9.936          11.251           6.873
             88-20           9.777          10.467          11.925           7.073
             87-20          10.248          11.007          12.612           7.277
             86-20          10.727          11.556          13.310           7.484
             85-20          11.215          12.115          14.020           7.696

               WAL            2.84            2.45            1.90            7.99
          Mod Durn           2.570           2.242           1.769           6.088
     Mod Convexity           0.098           0.074           0.047           0.606
  Principal Window   Jul03 - Mar09   Jul03 - Feb08   Jul03 - Nov06   Jul03 - Dec22
Benchmark Maturity              NA              NA              NA              NA

            Prepay         400 PSA         500 PSA         750 PSA         100 PSA

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

mast0306g6n - Price/Yield - 6A3

UBS WARBURG

Balance      $13,267,000.00      Delay                    24      WAC(1)     5.9
Coupon                    5      Dated              6/1/2003      NET(1)       5
Settle            6/30/2003      First Payment     7/25/2003      WAM(1)     359

             Price               1               2               3               4
                             Yield           Yield           Yield           Yield
            120-12           1.413           1.413           1.413           0.950
            119-12           1.567           1.567           1.567           1.125
            118-12           1.723           1.723           1.723           1.302
            117-12           1.882           1.882           1.882           1.481
            116-12           2.042           2.042           2.042           1.663
            115-12           2.204           2.204           2.204           1.846
            114-12           2.368           2.368           2.368           2.032
            113-12           2.534           2.534           2.534           2.220
            112-12           2.702           2.702           2.702           2.410
            111-12           2.873           2.873           2.873           2.603
            110-12           3.046           3.046           3.046           2.798
            109-12           3.221           3.221           3.221           2.996
            108-12           3.398           3.398           3.398           3.195
            107-12           3.578           3.578           3.578           3.398
            106-12           3.760           3.760           3.760           3.603
            105-12           3.945           3.945           3.945           3.811
            104-12           4.133           4.133           4.133           4.022
            103-12           4.323           4.323           4.323           4.235
            102-12           4.516           4.516           4.516           4.451
            101-12           4.711           4.711           4.711           4.671
            100-12           4.910           4.910           4.910           4.893
             99-12           5.111           5.111           5.111           5.118
             98-12           5.316           5.316           5.316           5.347
             97-12           5.524           5.524           5.524           5.579
             96-12           5.734           5.734           5.734           5.814
             95-12           5.949           5.949           5.949           6.053
             94-12           6.166           6.166           6.166           6.296
             93-12           6.387           6.387           6.387           6.542
             92-12           6.612           6.612           6.612           6.791
             91-12           6.840           6.840           6.840           7.045
             90-12           7.072           7.072           7.072           7.303
             89-12           7.308           7.308           7.308           7.564
             88-12           7.549           7.549           7.549           7.830

               WAL            6.09            6.09            6.09            5.27
          Mod Durn           5.056           5.056           5.056           4.502
     Mod Convexity           0.378           0.378           0.378           0.283
  Principal Window   Jul03 - Aug14   Jul03 - Aug14   Jul03 - Aug14   Jul03 - Dec10
Benchmark Maturity              NA              NA              NA              NA

            Prepay         100 PSA         150 PSA         200 PSA         325 PSA

             Price               5               6               7               8
                             Yield           Yield           Yield           Yield
            120-12           0.475          -0.171          -1.595           1.413
            119-12           0.671           0.053          -1.309           1.567
            118-12           0.870           0.280          -1.020           1.723
            117-12           1.070           0.509          -0.728           1.882
            116-12           1.273           0.741          -0.432           2.042
            115-12           1.478           0.976          -0.134           2.204
            114-12           1.686           1.213           0.169           2.368
            113-12           1.896           1.453           0.474           2.534
            112-12           2.109           1.696           0.783           2.702
            111-12           2.324           1.941           1.096           2.873
            110-12           2.541           2.190           1.412           3.046
            109-12           2.762           2.441           1.732           3.221
            108-12           2.985           2.696           2.056           3.398
            107-12           3.211           2.954           2.384           3.578
            106-12           3.439           3.214           2.716           3.760
            105-12           3.671           3.479           3.052           3.945
            104-12           3.905           3.746           3.392           4.133
            103-12           4.143           4.017           3.736           4.323
            102-12           4.384           4.291           4.085           4.516
            101-12           4.628           4.569           4.438           4.711
            100-12           4.875           4.851           4.796           4.910
             99-12           5.126           5.136           5.159           5.111
             98-12           5.380           5.425           5.526           5.316
             97-12           5.638           5.718           5.898           5.524
             96-12           5.899           6.015           6.276           5.734
             95-12           6.164           6.317           6.658           5.949
             94-12           6.433           6.622           7.046           6.166
             93-12           6.706           6.932           7.439           6.387
             92-12           6.982           7.247           7.838           6.612
             91-12           7.263           7.566           8.243           6.840
             90-12           7.549           7.890           8.653           7.072
             89-12           7.838           8.218           9.070           7.308
             88-12           8.133           8.552           9.493           7.549

               WAL            4.64            3.99            3.05            6.09
          Mod Durn           4.042           3.546           2.789           5.056
     Mod Convexity           0.222           0.167           0.102           0.378
  Principal Window   Jul03 - Aug09   Jul03 - Jun08   Jul03 - Jan07   Jul03 - Aug14
Benchmark Maturity              NA              NA              NA              NA

            Prepay         400 PSA         500 PSA         750 PSA         100 PSA

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

mast0306g6n - Price/Yield - 6A4

UBS WARBURG

Balance      $11,744,000.00      Delay                    24      WAC(1)     5.9
Coupon                    5      Dated              6/1/2003      NET(1)       5
Settle            6/30/2003      First Payment     7/25/2003      WAM(1)     359

             Price               1               2               3               4
                             Yield           Yield           Yield           Yield
            117-24           3.437           3.409           3.250           2.505
            116-24           3.518           3.491           3.341           2.634
            115-24           3.599           3.574           3.432           2.763
            114-24           3.682           3.658           3.525           2.894
            113-24           3.766           3.744           3.618           3.027
            112-24           3.850           3.830           3.713           3.160
            111-24           3.936           3.917           3.808           3.295
            110-24           4.022           4.004           3.904           3.432
            109-24           4.110           4.093           4.002           3.570
            108-24           4.198           4.183           4.101           3.710
            107-24           4.287           4.274           4.201           3.851
            106-24           4.378           4.367           4.302           3.994
            105-24           4.470           4.460           4.404           4.138
            104-24           4.562           4.554           4.507           4.284
            103-24           4.656           4.650           4.612           4.431
            102-24           4.751           4.746           4.718           4.581
            101-24           4.848           4.844           4.825           4.732
            100-24           4.945           4.944           4.933           4.885
             99-24           5.044           5.044           5.043           5.039
             98-24           5.144           5.146           5.154           5.196
             97-24           5.246           5.249           5.267           5.354
             96-24           5.348           5.353           5.381           5.515
             95-24           5.452           5.459           5.497           5.677
             94-24           5.558           5.566           5.614           5.842
             93-24           5.665           5.675           5.733           6.009
             92-24           5.773           5.785           5.853           6.177
             91-24           5.884           5.897           5.975           6.349
             90-24           5.995           6.010           6.099           6.522
             89-24           6.108           6.125           6.224           6.697
             88-24           6.223           6.242           6.351           6.876
             87-24           6.340           6.360           6.480           7.056
             86-24           6.458           6.481           6.611           7.239
             85-24           6.579           6.603           6.744           7.425

               WAL           14.50           14.13           12.41            7.96
          Mod Durn          10.102           9.936           9.079           6.441
     Mod Convexity           1.321           1.268           1.033           0.500
  Principal Window   Aug14 - Jan21   Aug14 - Mar19   Aug14 - Aug16   Dec10 - Dec11
Benchmark Maturity              NA              NA              NA              NA

            Prepay         100 PSA         150 PSA         200 PSA         325 PSA

             Price               5               6               7               8
                             Yield           Yield           Yield           Yield
            117-24           2.027           1.410           0.121           3.437
            116-24           2.179           1.594           0.369           3.518
            115-24           2.333           1.779           0.620           3.599
            114-24           2.489           1.966           0.873           3.682
            113-24           2.646           2.156           1.130           3.766
            112-24           2.805           2.347           1.388           3.850
            111-24           2.966           2.540           1.650           3.936
            110-24           3.128           2.736           1.915           4.022
            109-24           3.292           2.933           2.182           4.110
            108-24           3.458           3.133           2.452           4.198
            107-24           3.626           3.335           2.725           4.287
            106-24           3.795           3.539           3.002           4.378
            105-24           3.966           3.745           3.281           4.470
            104-24           4.140           3.954           3.564           4.562
            103-24           4.315           4.165           3.850           4.656
            102-24           4.492           4.378           4.139           4.751
            101-24           4.672           4.594           4.431           4.848
            100-24           4.853           4.813           4.728           4.945
             99-24           5.037           5.034           5.027           5.044
             98-24           5.223           5.258           5.330           5.144
             97-24           5.411           5.484           5.637           5.246
             96-24           5.601           5.713           5.948           5.348
             95-24           5.794           5.945           6.263           5.452
             94-24           5.989           6.180           6.582           5.558
             93-24           6.187           6.418           6.904           5.665
             92-24           6.387           6.659           7.231           5.773
             91-24           6.590           6.903           7.563           5.884
             90-24           6.796           7.151           7.898           5.995
             89-24           7.004           7.401           8.238           6.108
             88-24           7.215           7.655           8.583           6.223
             87-24           7.429           7.913           8.933           6.340
             86-24           7.646           8.174           9.287           6.458
             85-24           7.866           8.438           9.646           6.579

               WAL            6.48            5.22            3.71           14.50
          Mod Durn           5.425           4.507           3.326          10.102
     Mod Convexity           0.352           0.242           0.133           1.321
  Principal Window   Aug09 - Apr10   Jun08 - Dec08   Jan07 - Apr07   Aug14 - Jan21
Benchmark Maturity              NA              NA              NA              NA

            Prepay         400 PSA         500 PSA         750 PSA         100 PSA

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

mast0306g6n - Price/Yield - 6A5

UBS WARBURG

Balance      $17,706,000.00      Delay                    24      WAC(1)     5.9
Coupon                    5      Dated              6/1/2003      NET(1)       5
Settle            6/30/2003      First Payment     7/25/2003      WAM(1)     359

             Price               1               2               3               4
                             Yield           Yield           Yield           Yield
            110-28           4.580           4.513           4.429           4.134
            109-28           4.620           4.559           4.482           4.212
            108-28           4.661           4.605           4.535           4.290
            107-28           4.702           4.652           4.589           4.370
            106-28           4.743           4.699           4.643           4.450
            105-28           4.784           4.746           4.698           4.531
            104-28           4.827           4.794           4.754           4.612
            103-28           4.869           4.843           4.810           4.695
            102-28           4.912           4.892           4.866           4.778
            101-28           4.955           4.941           4.924           4.863
            100-28           4.999           4.991           4.982           4.948
             99-28           5.043           5.042           5.040           5.034
             98-28           5.088           5.093           5.099           5.121
             97-28           5.133           5.144           5.159           5.210
             96-28           5.179           5.197           5.219           5.299
             95-28           5.225           5.249           5.280           5.389
             94-28           5.271           5.303           5.342           5.480
             93-28           5.318           5.356           5.405           5.573
             92-28           5.366           5.411           5.468           5.666
             91-28           5.414           5.466           5.532           5.761
             90-28           5.463           5.522           5.596           5.857
             89-28           5.512           5.578           5.662           5.953
             88-28           5.562           5.635           5.728           6.051
             87-28           5.612           5.693           5.795           6.151
             86-28           5.663           5.752           5.863           6.251
             85-28           5.715           5.811           5.931           6.353
             84-28           5.767           5.871           6.001           6.457
             83-28           5.820           5.931           6.071           6.561
             82-28           5.874           5.993           6.143           6.667
             81-28           5.928           6.055           6.215           6.774
             80-28           5.983           6.118           6.288           6.883
             79-28           6.039           6.181           6.362           6.994
             78-28           6.095           6.246           6.437           7.105

               WAL           24.15           21.04           18.30           12.40
          Mod Durn          22.398          19.582          16.900          11.431
     Mod Convexity           5.215           4.044           3.061           1.456
  Principal Window   Dec22 - May33   Apr19 - May33   Sep16 - May33   Jan12 - May33
Benchmark Maturity              NA              NA              NA              NA

            Prepay         100 PSA         150 PSA         200 PSA         325 PSA

             Price               5               6               7               8
                             Yield           Yield           Yield           Yield
            110-28           3.861           3.344           2.471           4.580
            109-28           3.961           3.489           2.689           4.620
            108-28           4.063           3.635           2.910           4.661
            107-28           4.166           3.782           3.132           4.702
            106-28           4.270           3.931           3.357           4.743
            105-28           4.375           4.082           3.585           4.784
            104-28           4.481           4.234           3.815           4.827
            103-28           4.588           4.388           4.047           4.869
            102-28           4.696           4.543           4.282           4.912
            101-28           4.806           4.700           4.519           4.955
            100-28           4.917           4.858           4.759           4.999
             99-28           5.029           5.019           5.001           5.043
             98-28           5.142           5.181           5.247           5.088
             97-28           5.257           5.345           5.495           5.133
             96-28           5.373           5.510           5.746           5.179
             95-28           5.490           5.678           6.000           5.225
             94-28           5.609           5.847           6.257           5.271
             93-28           5.729           6.019           6.517           5.318
             92-28           5.851           6.192           6.780           5.366
             91-28           5.974           6.368           7.046           5.414
             90-28           6.098           6.545           7.315           5.463
             89-28           6.224           6.725           7.588           5.512
             88-28           6.352           6.906           7.864           5.562
             87-28           6.482           7.091           8.144           5.612
             86-28           6.613           7.277           8.427           5.663
             85-28           6.745           7.466           8.714           5.715
             84-28           6.880           7.657           9.005           5.767
             83-28           7.016           7.850           9.299           5.820
             82-28           7.154           8.046           9.598           5.874
             81-28           7.294           8.245           9.900           5.928
             80-28           7.436           8.446          10.207           5.983
             79-28           7.580           8.650          10.518           6.039
             78-28           7.726           8.857          10.833           6.095

               WAL            9.40            6.37            4.19           24.15
          Mod Durn           8.788           6.159           4.062          22.398
     Mod Convexity           0.874           0.413           0.185           5.215
  Principal Window   Apr10 - May33   Dec08 - Apr11   May07 - Jan08   Dec22 - May33
Benchmark Maturity              NA              NA              NA              NA

            Prepay         400 PSA         500 PSA         750 PSA         100 PSA

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

mast0306g6n - Price/Yield - 6A6

UBS WARBURG

Balance         $219,000.00      Delay                    24      WAC(1)     5.9
Coupon                    5      Dated              6/1/2003      NET(1)       5
Settle            6/30/2003      First Payment     7/25/2003      WAM(1)     359

             Price               1               2               3               4
                             Yield           Yield           Yield           Yield
            110-28           4.580           4.513           4.429           4.134
            109-28           4.620           4.559           4.482           4.212
            108-28           4.661           4.605           4.535           4.290
            107-28           4.702           4.652           4.589           4.370
            106-28           4.743           4.699           4.643           4.450
            105-28           4.784           4.746           4.698           4.531
            104-28           4.827           4.794           4.754           4.612
            103-28           4.869           4.843           4.810           4.695
            102-28           4.912           4.892           4.866           4.778
            101-28           4.955           4.941           4.924           4.863
            100-28           4.999           4.991           4.982           4.948
             99-28           5.043           5.042           5.040           5.034
             98-28           5.088           5.093           5.099           5.121
             97-28           5.133           5.144           5.159           5.210
             96-28           5.179           5.197           5.219           5.299
             95-28           5.225           5.249           5.280           5.389
             94-28           5.271           5.303           5.342           5.480
             93-28           5.318           5.356           5.405           5.573
             92-28           5.366           5.411           5.468           5.666
             91-28           5.414           5.466           5.532           5.761
             90-28           5.463           5.522           5.596           5.857
             89-28           5.512           5.578           5.662           5.953
             88-28           5.562           5.635           5.728           6.051
             87-28           5.612           5.693           5.795           6.151
             86-28           5.663           5.752           5.863           6.251
             85-28           5.715           5.811           5.931           6.353
             84-28           5.767           5.871           6.001           6.457
             83-28           5.820           5.931           6.071           6.561
             82-28           5.874           5.993           6.143           6.667
             81-28           5.928           6.055           6.215           6.774
             80-28           5.983           6.118           6.288           6.883
             79-28           6.039           6.181           6.362           6.994
             78-28           6.095           6.246           6.437           7.105

               WAL           24.15           21.04           18.30           12.40
          Mod Durn          22.398          19.582          16.900          11.431
     Mod Convexity           5.215           4.044           3.061           1.456
  Principal Window   Dec22 - May33   Apr19 - May33   Sep16 - May33   Jan12 - May33
Benchmark Maturity              NA              NA              NA              NA

            Prepay         100 PSA         150 PSA         200 PSA         325 PSA

             Price               5               6               7               8
                             Yield           Yield           Yield           Yield
            110-28           3.861           3.344           2.471           4.580
            109-28           3.961           3.489           2.689           4.620
            108-28           4.063           3.635           2.910           4.661
            107-28           4.166           3.782           3.132           4.702
            106-28           4.270           3.931           3.357           4.743
            105-28           4.375           4.082           3.585           4.784
            104-28           4.481           4.234           3.815           4.827
            103-28           4.588           4.388           4.047           4.869
            102-28           4.696           4.543           4.282           4.912
            101-28           4.806           4.700           4.519           4.955
            100-28           4.917           4.858           4.759           4.999
             99-28           5.029           5.019           5.001           5.043
             98-28           5.142           5.181           5.247           5.088
             97-28           5.257           5.345           5.495           5.133
             96-28           5.373           5.510           5.746           5.179
             95-28           5.490           5.678           6.000           5.225
             94-28           5.609           5.847           6.257           5.271
             93-28           5.729           6.019           6.517           5.318
             92-28           5.851           6.192           6.780           5.366
             91-28           5.974           6.368           7.046           5.414
             90-28           6.098           6.545           7.315           5.463
             89-28           6.224           6.725           7.588           5.512
             88-28           6.352           6.906           7.864           5.562
             87-28           6.482           7.091           8.144           5.612
             86-28           6.613           7.277           8.427           5.663
             85-28           6.745           7.466           8.714           5.715
             84-28           6.880           7.657           9.005           5.767
             83-28           7.016           7.850           9.299           5.820
             82-28           7.154           8.046           9.598           5.874
             81-28           7.294           8.245           9.900           5.928
             80-28           7.436           8.446          10.207           5.983
             79-28           7.580           8.650          10.518           6.039
             78-28           7.726           8.857          10.833           6.095

               WAL            9.40            6.37            4.19           24.15
          Mod Durn           8.788           6.159           4.062          22.398
     Mod Convexity           0.874           0.413           0.185           5.215
  Principal Window   Apr10 - May33   Dec08 - Apr11   May07 - Jan08   Dec22 - May33
Benchmark Maturity              NA              NA              NA              NA

            Prepay         400 PSA         500 PSA         750 PSA         100 PSA

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

mast0306g6n - Price/Yield - 6A7

UBS WARBURG

Balance      $29,965,000.00      Delay                    24      WAC(1)     5.9
Coupon                    5      Dated              6/1/2003      NET(1)       5
Settle            6/30/2003      First Payment     7/25/2003      WAM(1)     359

             Price               1               2               3               4
                             Yield           Yield           Yield           Yield
            117-26           3.472           3.349           3.238           3.003
            116-26           3.550           3.433           3.327           3.105
            115-26           3.629           3.518           3.418           3.208
            114-26           3.708           3.604           3.510           3.312
            113-26           3.789           3.691           3.603           3.417
            112-26           3.871           3.780           3.697           3.523
            111-26           3.954           3.869           3.792           3.631
            110-26           4.038           3.959           3.889           3.740
            109-26           4.123           4.051           3.986           3.851
            108-26           4.209           4.144           4.085           3.962
            107-26           4.296           4.238           4.185           4.075
            106-26           4.384           4.333           4.287           4.190
            105-26           4.474           4.430           4.389           4.306
            104-26           4.565           4.527           4.494           4.423
            103-26           4.657           4.626           4.599           4.542
            102-26           4.750           4.727           4.706           4.663
            101-26           4.845           4.829           4.815           4.785
            100-26           4.941           4.932           4.924           4.909
             99-26           5.038           5.037           5.036           5.034
             98-26           5.137           5.143           5.149           5.161
             97-26           5.237           5.251           5.264           5.290
             96-26           5.339           5.361           5.380           5.421
             95-26           5.442           5.472           5.498           5.553
             94-26           5.547           5.584           5.618           5.687
             93-26           5.653           5.699           5.739           5.824
             92-26           5.762           5.815           5.863           5.962
             91-26           5.871           5.933           5.988           6.102
             90-26           5.983           6.053           6.115           6.245
             89-26           6.096           6.175           6.245           6.389
             88-26           6.212           6.298           6.376           6.536
             87-26           6.329           6.424           6.509           6.685
             86-26           6.448           6.552           6.645           6.837
             85-26           6.569           6.682           6.783           6.990

               WAL           15.66           14.01           12.76           10.73
          Mod Durn          10.265           9.535           8.960           7.960
     Mod Convexity           1.523           1.297           1.128           0.858
  Principal Window   Jul08 - May33   Jul08 - May33   Jul08 - May33   Jul08 - May33
Benchmark Maturity              NA              NA              NA              NA

            Prepay         100 PSA         150 PSA         200 PSA         325 PSA

             Price               5               6               7               8
                             Yield           Yield           Yield           Yield
            117-26           2.888           2.720           1.645           3.472
            116-26           2.996           2.837           1.816           3.550
            115-26           3.105           2.954           1.988           3.629
            114-26           3.215           3.073           2.163           3.708
            113-26           3.326           3.193           2.339           3.789
            112-26           3.438           3.314           2.517           3.871
            111-26           3.552           3.437           2.697           3.954
            110-26           3.667           3.561           2.879           4.038
            109-26           3.784           3.687           3.063           4.123
            108-26           3.902           3.814           3.249           4.209
            107-26           4.022           3.943           3.437           4.296
            106-26           4.142           4.073           3.627           4.384
            105-26           4.265           4.205           3.820           4.474
            104-26           4.389           4.339           4.014           4.565
            103-26           4.514           4.474           4.211           4.657
            102-26           4.641           4.611           4.410           4.750
            101-26           4.770           4.749           4.612           4.845
            100-26           4.901           4.889           4.816           4.941
             99-26           5.033           5.031           5.022           5.038
             98-26           5.167           5.175           5.231           5.137
             97-26           5.303           5.321           5.443           5.237
             96-26           5.440           5.469           5.657           5.339
             95-26           5.580           5.619           5.874           5.442
             94-26           5.721           5.771           6.093           5.547
             93-26           5.865           5.925           6.316           5.653
             92-26           6.010           6.081           6.541           5.762
             91-26           6.158           6.239           6.770           5.871
             90-26           6.308           6.400           7.001           5.983
             89-26           6.460           6.563           7.236           6.096
             88-26           6.614           6.728           7.474           6.212
             87-26           6.771           6.896           7.715           6.329
             86-26           6.930           7.066           7.959           6.448
             85-26           7.091           7.239           8.207           6.569

               WAL            9.95            9.01            5.66           15.66
          Mod Durn           7.548           7.018           4.826          10.265
     Mod Convexity           0.757           0.639           0.284           1.523
  Principal Window   Jul08 - May33   Jul08 - May33   Jan08 - Aug32   Jul08 - May33
Benchmark Maturity              NA              NA              NA              NA

            Prepay         400 PSA         500 PSA         750 PSA         100 PSA

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

mast0306g6n - Price/Yield - 6A8

UBS WARBURG

Balance         $371,000.00      Delay                    24      WAC(1)     5.9
Coupon                    5      Dated              6/1/2003      NET(1)       5
Settle            6/30/2003      First Payment     7/25/2003      WAM(1)     359

             Price               1               2               3               4
                             Yield           Yield           Yield           Yield
            117-26           3.472           3.349           3.238           3.003
            116-26           3.550           3.433           3.327           3.105
            115-26           3.629           3.518           3.418           3.208
            114-26           3.708           3.604           3.510           3.312
            113-26           3.789           3.691           3.603           3.417
            112-26           3.871           3.780           3.697           3.523
            111-26           3.954           3.869           3.792           3.631
            110-26           4.038           3.959           3.889           3.740
            109-26           4.123           4.051           3.986           3.851
            108-26           4.209           4.144           4.085           3.962
            107-26           4.296           4.238           4.185           4.075
            106-26           4.384           4.333           4.287           4.190
            105-26           4.474           4.430           4.389           4.306
            104-26           4.565           4.527           4.494           4.423
            103-26           4.657           4.626           4.599           4.542
            102-26           4.750           4.727           4.706           4.663
            101-26           4.845           4.829           4.815           4.785
            100-26           4.941           4.932           4.924           4.909
             99-26           5.038           5.037           5.036           5.034
             98-26           5.137           5.143           5.149           5.161
             97-26           5.237           5.251           5.264           5.290
             96-26           5.339           5.361           5.380           5.421
             95-26           5.442           5.472           5.498           5.553
             94-26           5.547           5.584           5.618           5.687
             93-26           5.653           5.699           5.739           5.824
             92-26           5.762           5.815           5.863           5.962
             91-26           5.871           5.933           5.988           6.102
             90-26           5.983           6.053           6.115           6.245
             89-26           6.096           6.175           6.245           6.389
             88-26           6.212           6.298           6.376           6.536
             87-26           6.329           6.424           6.509           6.685
             86-26           6.448           6.552           6.645           6.837
             85-26           6.569           6.682           6.783           6.990

               WAL           15.66           14.01           12.76           10.73
          Mod Durn          10.265           9.535           8.960           7.960
     Mod Convexity           1.523           1.297           1.128           0.858
  Principal Window   Jul08 - May33   Jul08 - May33   Jul08 - May33   Jul08 - May33
Benchmark Maturity              NA              NA              NA              NA

            Prepay         100 PSA         150 PSA         200 PSA         325 PSA

             Price               5               6               7               8
                             Yield           Yield           Yield           Yield
            117-26           2.888           2.720           1.645           3.472
            116-26           2.996           2.837           1.816           3.550
            115-26           3.105           2.954           1.988           3.629
            114-26           3.215           3.073           2.163           3.708
            113-26           3.326           3.193           2.339           3.789
            112-26           3.438           3.314           2.517           3.871
            111-26           3.552           3.437           2.697           3.954
            110-26           3.667           3.561           2.879           4.038
            109-26           3.784           3.687           3.063           4.123
            108-26           3.902           3.814           3.249           4.209
            107-26           4.022           3.943           3.437           4.296
            106-26           4.142           4.073           3.627           4.384
            105-26           4.265           4.205           3.820           4.474
            104-26           4.389           4.339           4.014           4.565
            103-26           4.514           4.474           4.211           4.657
            102-26           4.641           4.611           4.410           4.750
            101-26           4.770           4.749           4.612           4.845
            100-26           4.901           4.889           4.816           4.941
             99-26           5.033           5.031           5.022           5.038
             98-26           5.167           5.175           5.231           5.137
             97-26           5.303           5.321           5.443           5.237
             96-26           5.440           5.469           5.657           5.339
             95-26           5.580           5.619           5.874           5.442
             94-26           5.721           5.771           6.093           5.547
             93-26           5.865           5.925           6.316           5.653
             92-26           6.010           6.081           6.541           5.762
             91-26           6.158           6.239           6.770           5.871
             90-26           6.308           6.400           7.001           5.983
             89-26           6.460           6.563           7.236           6.096
             88-26           6.614           6.728           7.474           6.212
             87-26           6.771           6.896           7.715           6.329
             86-26           6.930           7.066           7.959           6.448
             85-26           7.091           7.239           8.207           6.569

               WAL            9.95            9.01            5.66           15.66
          Mod Durn           7.548           7.018           4.826          10.265
     Mod Convexity           0.757           0.639           0.284           1.523
  Principal Window   Jul08 - May33   Jul08 - May33   Jan08 - Dec26   Jul08 - May33
Benchmark Maturity              NA              NA              NA              NA

            Prepay         400 PSA         500 PSA         750 PSA         100 PSA

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

mast0306g6n - Price/Yield - 6A9

UBS WARBURG

Balance       $6,500,000.00      Delay                    24      WAC(1)     5.9
Coupon                    5      Dated              6/1/2003      NET(1)       5
Settle            6/30/2003      First Payment     7/25/2003      WAM(1)     359

             Price               1               2               3               4
                             Yield           Yield           Yield           Yield
            117-02           3.049           2.697           2.336           1.422
            116-02           3.150           2.816           2.473           1.605
            115-02           3.253           2.936           2.612           1.790
            114-02           3.357           3.058           2.752           1.979
            113-02           3.463           3.182           2.895           2.170
            112-02           3.570           3.309           3.041           2.364
            111-02           3.679           3.437           3.188           2.561
            110-02           3.790           3.567           3.338           2.762
            109-02           3.903           3.699           3.490           2.965
            108-02           4.017           3.833           3.645           3.172
            107-02           4.133           3.969           3.802           3.383
            106-02           4.251           4.108           3.962           3.596
            105-02           4.371           4.249           4.125           3.814
            104-02           4.492           4.392           4.290           4.035
            103-02           4.616           4.538           4.459           4.260
            102-02           4.742           4.686           4.630           4.488
            101-02           4.870           4.837           4.804           4.721
            100-02           5.000           4.991           4.981           4.958
             99-02           5.133           5.147           5.162           5.198
             98-02           5.267           5.306           5.345           5.444
             97-02           5.405           5.468           5.533           5.693
             96-02           5.544           5.633           5.723           5.947
             95-02           5.686           5.801           5.917           6.206
             94-02           5.831           5.972           6.115           6.470
             93-02           5.979           6.147           6.316           6.739
             92-02           6.129           6.324           6.522           7.012
             91-02           6.282           6.506           6.731           7.291
             90-02           6.438           6.690           6.945           7.576
             89-02           6.598           6.879           7.163           7.866
             88-02           6.760           7.071           7.385           8.162
             87-02           6.926           7.267           7.612           8.464
             86-02           7.095           7.468           7.844           8.772
             85-02           7.267           7.672           8.080           9.086

               WAL           11.15            8.96            7.43            5.15
          Mod Durn           7.635           6.476           5.609           4.200
     Mod Convexity           1.006           0.741           0.561           0.311
  Principal Window   Jul03 - May33   Jul03 - May33   Jul03 - May33   Jul03 - May33
Benchmark Maturity              NA              NA              NA              NA

            Prepay         100 PSA         150 PSA         200 PSA         325 PSA

             Price               5               6               7               8
                             Yield           Yield           Yield           Yield
            117-02           0.877           0.162          -1.556           3.049
            116-02           1.087           0.409          -1.218           3.150
            115-02           1.301           0.660          -0.876           3.253
            114-02           1.518           0.915          -0.529           3.357
            113-02           1.738           1.174          -0.178           3.463
            112-02           1.962           1.436           0.179           3.570
            111-02           2.189           1.703           0.540           3.679
            110-02           2.420           1.973           0.907           3.790
            109-02           2.654           2.248           1.278           3.903
            108-02           2.892           2.527           1.655           4.017
            107-02           3.134           2.810           2.038           4.133
            106-02           3.380           3.098           2.426           4.251
            105-02           3.630           3.390           2.820           4.371
            104-02           3.884           3.687           3.220           4.492
            103-02           4.142           3.989           3.626           4.616
            102-02           4.405           4.296           4.038           4.742
            101-02           4.672           4.608           4.457           4.870
            100-02           4.943           4.925           4.882           5.000
             99-02           5.220           5.248           5.314           5.133
             98-02           5.501           5.576           5.753           5.267
             97-02           5.788           5.910           6.199           5.405
             96-02           6.079           6.250           6.652           5.544
             95-02           6.376           6.595           7.113           5.686
             94-02           6.678           6.947           7.581           5.831
             93-02           6.985           7.305           8.058           5.979
             92-02           7.299           7.670           8.542           6.129
             91-02           7.618           8.041           9.035           6.282
             90-02           7.944           8.419           9.537           6.438
             89-02           8.276           8.805          10.047           6.598
             88-02           8.614           9.198          10.567           6.760
             87-02           8.959           9.598          11.096           6.926
             86-02           9.311          10.006          11.635           7.095
             85-02           9.670          10.422          12.184           7.267

               WAL            4.35            3.61            2.58           11.15
          Mod Durn           3.658           3.133           2.336           7.635
     Mod Convexity           0.232           0.166           0.086           1.006
  Principal Window   Jul03 - May33   Jul03 - May33   Jul03 - Nov27   Jul03 - May33
Benchmark Maturity              NA              NA              NA              NA

            Prepay         400 PSA         500 PSA         750 PSA         100 PSA

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.